Exhibit 10.1


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                           SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


                         dated as of September 15, 1997


                                      among


                         CARRAMERICA REALTY CORPORATION,

                               CARR REALTY, L.P.,

                            CARRAMERICA REALTY, L.P.,

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                    as Bank and as Lead Agent for the Banks,

                COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH,
                     as Bank and as Co-Agent for the Banks,

                               NATIONSBANK, N.A.,
                     as Bank and as Co-Agent for the Banks,

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                     as Bank and as Co-Agent for the Banks,

            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                     as Bank and as Co-Agent for the Banks,

                                       and

                             THE BANKS LISTED HEREIN

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




                           SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT



                  SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of September 15, 1997, among CARRAMERICA REALTY CORPORATION ("Carr"), CARR REALTY, L.P. ("Carr LP"; Carr and Carr LP each, a "Borrower" and collectively, the "Borrowers"), CARRAMERICA REALTY, L.P. ("CarrAmerica LP"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Bank and as Lead Agent for the Banks, COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH, as Bank and as Co-Agent for the Banks, NATIONSBANK, N.A., as Bank and as Co-Agent for the Banks, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Bank and as Co-Agent for the Banks, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (successor by merger to Bank of America Illinois), as Bank and as Co-Agent for the Banks (collectively, the "Co-Agents"), and the BANKS listed on the signature pages hereof (the "Banks").


                              W I T N E S S E T H:


                  WHEREAS, the Borrowers, CarrAmerica LP and the Lead Agent entered into the Revolving Credit Agreement, dated as of May 23, 1996 which was amended and restated by the Borrowers, CarrAmerica LP, the Lead Agent, the Co-Agents and the Banks as that certain Amended and Restated Revolving Credit Agreement, dated as of August 23, 1996, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of October 18, 1996, the Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 31, 1997, and the Third Amendment to Amended and Restated Revolving Credit Agreement, dated as of July 29, 1997 (the "Existing Credit Agreement"); and

                  WHEREAS, the parties hereto have agreed to amend and restate the terms and conditions contained in the Existing Credit Agreement in their entirety as hereinafter set forth.

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



                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  I. The Existing Credit Agreement is hereby modified so that all of the terms and conditions of the aforesaid Existing Credit Agreement shall be restated in their entirety as set forth herein, and the Borrowers and CarrAmerica LP agree to comply with and be subject to all of the terms, covenants and conditions of this Agreement.

                  II. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and shall be deemed to be effective as of the date hereof.

                  III. Any reference in the Notes, any other Loan Document or any other document executed in connection with this Agreement to the Existing Credit Agreement shall be deemed to refer to this Agreement.


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

                  "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.3.

                  "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.7(b).

                  "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Lead Agent and submitted to the Lead Agent (with a copy to the Borrowers) duly completed by such Bank.

                  "Agreement" means this Second Amended and Restated Revolving Credit Agreement as the same may from time to time hereafter be modified, supplemented or amended.

                  "Annual EBITDA" means, measured as of the last day of each calendar quarter, an amount equal to (i) total revenues relating to all Real Property Assets of the Borrowers and their Consolidated Subsidiaries or to the Borrowers' interest in Minority Holdings for the previous four consecutive calendar quarters including the quarter then ended, calculated in accordance with GAAP, plus (ii) interest and other income of the Borrowers and their Consolidated Subsidiaries, including, without limitation, real estate service revenues, for such period, less (iii) total operating expenses and other expenses relating to such Real Property Assets and to the Borrowers' interest in Minority Holdings for such period (other than interest, income taxes, depreciation, amortization, and other non-cash items), less (iv) total corporate operating expenses (including general overhead expenses) and other expenses of the Borrowers, their Consolidated Subsidiaries and the Borrowers' interest in Minority Holdings (other than interest, taxes, depreciation, amortization and other non-cash items), for such period.

                  "Applicable Interest Rate" means the lesser of (x) the rate at which the interest rate applicable to any floating rate Indebtedness could be fixed, at the time of calculation, by the applicable Borrower entering into an unsecured interest rate swap agreement (or, if such rate is incapable of being fixed by entering into an unsecured interest rate swap agreement at the time of calculation, a reasonably determined fixed rate equivalent), and (y) the rate at which the interest rate applicable to such floating rate Indebtedness is actually capped, at the time of calculation, if such Borrower has entered into an interest rate cap agreement with respect thereto.

                  "Applicable Lending Office" means, with respect to any Bank,
(i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

                  "Applicable Margin" means, with respect to each Loan, the respective percentages per annum determined based on the range into which the rating or "shadow" rating on Carr's senior long-term unsecured debt then falls, in accordance with the following table. Any change in Carr's Investment Grade Rating causing it to


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move to a different range on the table shall effect an immediate change in the
Applicable Margin. In the event that Carr receives two (2) Investment Grade Ratings that are not equivalent, the Applicable Margin shall be determined by the lower of such two (2) Investment Grade Ratings, at least one of which shall be an Investment Grade Rating from S&P or Moody's. In the event Carr receives more than two (2) ratings (from S&P, Moody's, Duff & Phelps or Fitch) and such ratings are not equivalent, the Applicable Margin shall be determined by the lower of the two highest ratings; provided that each of said two (2) highest ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's.


     Range of
      Carr's           Applicable           Applicable
  Credit Rating        Margin for        Margin for Euro
(S&P/Moody's Loans      Base Rate         Dollar Loans
     Ratings)         (% per annum)      (% per annum)
------------------    ------------       --------------
BBB-/Baa3                  0                   .95

BBB/Baa2                   0                   .80

BBB+/Baa1                  0                   .70

                  The Applicable Margin for so long as Carr shall not have obtained two Investment Grade Ratings (at least one of which shall be from S&P or Moody's) or after Borrower loses its Investment Grade Rating, shall be as follows:

                           Applicable
                           Margin for          Applicable
                            Base Rate        Margin for Euro
                             Loans            Dollar Loans
                          (% per annum)      (% per annum)
                          -------------      --------------
                                0                1.35

                  Lead Agent shall notify the Banks in writing promptly after it obtains knowledge of any change in Carr's Investment Grade Rating which shall effect a change in the Applicable Margin.

                  "Assignee" has the meaning set forth in Section 9.6(c).



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



                  "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors and each Designated Lender; provided, however, that the term "Bank" shall exclude each Designated Lender when used in reference to a Committed Loan, the Commitments or terms relating to the Committed Loans and the Commitments and shall further exclude each Designated Lender for all other purposes hereunder except that any Designated Lender which funds a Money Market Loan shall, subject to Section 9.6(d), have the rights (including the rights given to a Bank contained in Section 9.3 and otherwise in Article 9) and obligations of a Bank associated with holding such Money Market Loan.

                  "Bankruptcy Code" means Title 11 of the United States Code, entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

                  "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

                  "Base Rate Loan" means a Committed Loan to be made by a Bank as a Base Rate Loan in accordance with the applicable Notice of Committed Borrowing or pursuant to Article VIII.

                  "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                  "Borrower" means either (i) Carr and its successors or (ii) Carr LP and its successors, and, collectively, "Borrowers" shall mean both Borrowers.

                  "Borrowers LTV Ratio" means the ratio, expressed as a percentage and calculated on a quarterly basis by Carr, of the aggregate amount of all Unsecured Debt (inclusive of the Loans) of Borrowers, CarrAmerica LP, their Consolidated Subsidiaries and Borrowers' and CarrAmerica LP's pro rata share of all Unsecured Debt of any Subsidiaries which are not Consolidated Subsidiaries outstanding as of the date of determination, to the Unencumbered Asset Pool Properties Value as of the date of determination.


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




                  "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrowers or CarrAmerica LP at the same time by the Banks pursuant to Article II. A Borrowing is a "Domestic Borrowing" if such Loans are Base Rate Loans, a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans or a "Money Market Borrowing" if such Loans are Money Market Loans.

                  "Capital Expenditures" means, for any period, the sum of all expenditures (whether paid in cash or accrued as a liability) by Carr, Carr LP or CarrAmerica LP, as applicable, which are capitalized on the consolidated balance sheet of such Borrower in conformity with GAAP, but less all expenditures made with respect to the acquisition by Carr or Carr LP and their Consolidated Subsidiaries of any interest in real property within nine months after the date such interest in real property is acquired.

                  "Carr LP LTV Ratio" means the ratio, expressed as a percentage and calculated on a quarterly basis by Carr LP, of the aggregate amount of the sum of the Tranche B Loans outstanding and all other Unsecured Debt of Carr LP and its Consolidated Subsidiaries and Carr LP's pro rata share of all Unsecured Debt of any Subsidiaries which are not Consolidated Subsidiaries of Carr LP as of the date of determination, to the Carr LP Unencumbered Asset Pool Properties Value as of the date of determination.

                  "Carr LP Maximum Total Debt Ratio" means the ratio as of the date of determination of (i) the sum of (x) the aggregate Debt of Carr LP and its Consolidated Subsidiaries and (y) Carr LP's pro rata share of the Debt of any Subsidiaries of Carr LP which are not Consolidated Subsidiaries, at the time of determination to (ii) Carr LP Tangible FMV.

                  "Carr LP Tangible FMV" means the sum of (x) (i) with respect to Real Property Assets owned by Carr LP or its Consolidated Subsidiaries for a period of at least six months, the quotient of Net Operating Income with respect to such Real Property Assets determined as of the last day of the previous calendar quarter, less reserves for Capital Expenditures of $.50 per square foot per annum for Real Property Asset, as divided by the FMV Cap Rate, and (ii) with respect to Real Property Assets owned by Carr LP or its Consolidated Subsidiaries for a period of less than six months, the purchase price of such Real Property Assets and


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(y) Cash or Cash Equivalents of Carr LP and its Consolidated Subsidiaries as of
the date of determination.

                  "Carr LP Unencumbered Asset Pool Properties" means, as of any date, the Real Property Assets listed in Exhibit B-2 attached hereto and made a part hereof, each of which is 100% owned in fee (or leasehold in the case of assets listed as such on Exhibit B-2) by Carr LP or any Consolidated Subsidiary of Carr LP and each of which is not subject to any Lien (other than Permitted Liens), subject to adjustment as set forth herein, together with all New Acquisitions or Real Property Assets which have become part of the Carr LP Unencumbered Asset Pool Properties as of such date in accordance with Section
3.3 and excluding any Carr LP Unencumbered Asset Pool Properties which have been released from this Agreement and the other Loan Documents as of such date in accordance with Sections 5.13 and 5.14 and all other terms of this Agreement.

                  "Carr LP Unencumbered Asset Pool Properties Value" means the aggregate of (i) with respect to the Carr LP Unencumbered Asset Pool Properties owned by Carr LP or any of its Consolidated Subsidiaries for a period of at least six months, the quotient of (x) Net Operating Income with respect to the Carr LP Unencumbered Asset Pool Properties less reserves for Capital Expenditures of $.50 per square foot per annum for each Carr LP Unencumbered Asset Pool Property and (y) the FMV Cap Rate and (ii) with respect to the Carr LP Unencumbered Asset Pool Properties owned by Carr LP or any of its Consolidated Subsidiaries for a period of less than six months, the lesser of
(A) the quotient of (x) Net Operating Income with respect to the Carr LP Unencumbered Asset Pool Properties less reserves for Capital Expenditures of $.50 per square foot per annum for each Carr LP Unencumbered Asset Pool Property and (y) the FMV Cap Rate and (B) the purchase price of such Carr LP Unencumbered Asset Pool Property.

                  "Carr LTV Ratio" means the ratio, expressed as a percentage and calculated on a quarterly basis by Carr, of the aggregate amount of the sum of the Tranche A Loans and all other Unsecured Debt of Carr and its Consolidated Subsidiaries (other than Carr LP) and Carr's pro rata share of all Unsecured Debt of any Subsidiaries which are not Consolidated Subsidiaries of Carr, outstanding as of the date of determination, to the Carr Unencumbered Asset Pool Properties Value as of the date of determination.

                  "Carr Maximum Total Debt Ratio" means the ratio as of the date of determination of (i) the sum of (x) the aggregate Debt of Carr and its Consolidated Subsidiaries (other than Carr LP) and (y) Carr's pro rata share of the Debt of any Subsidiaries of Carr which are not Consolidated


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



Subsidiaries, at the time of determination to (ii) Carr Tangible FMV.

                  "Carr Tangible FMV" means the sum of (x) (i) with respect to Real Property Assets owned by Carr or its Consolidated Subsidiaries (other than Carr LP) for a period of at least six months, the quotient of Net Operating Income with respect to such Real Property Assets determined as of the last day of the previous calendar quarter, less reserves for Capital Expenditures of $.50 per square foot per annum for each Real Property Asset, as divided by the FMV Cap Rate, and (ii) with respect to Real Property Assets owned by Carr or its Consolidated Subsidiaries (other than Carr LP) for a period of less than six months, the purchase price of such Real Property Assets and (y) Cash or Cash Equivalents of Carr and its Consolidated Subsidiaries (other than Carr LP) as of the date of determination.

                  "Carr Unencumbered Asset Pool Properties" means, as of any date, the Real Property Assets listed in Exhibit B-1 attached hereto and made a part hereof, each of which is 100% owned in fee (or leasehold in the case of assets listed as such on Exhibit B-1) by Carr or any Consolidated Subsidiary of Carr (other than Carr LP) and each of which is not subject to any Lien (other than Permitted Liens), subject to adjustment as set forth herein, together with all New Acquisitions or Real Property Assets which have become part of the Carr Unencumbered Asset Pool Properties as of such date in accordance with Section
3.3 and excluding any Carr Unencumbered Asset Pool Properties which have been released from this Agreement and the other Loan Documents as of such date in accordance with Sections 5.13 and 5.14 and all other terms of this Agreement.

                  "Carr Unencumbered Asset Pool Properties Value" means the aggregate of (i) with respect to the Carr Unencumbered Asset Pool Properties owned by Carr or any of its Consolidated Subsidiaries (other than Carr LP) for a period of at least six months, the quotient of (x) Net Operating Income with respect to the Carr Unencumbered Asset Pool Properties less reserves for Capital Expenditures of $.50 per square foot per annum for each Carr Unencumbered Asset Pool Property and (y) the FMV Cap Rate and (ii) with respect to the Carr Unencumbered Asset Pool Properties owned by Carr or any of its Consolidated Subsidiaries (other than Carr LP) for a period of less than six months, the lesser of (A) the quotient of (x) Net Operating Income with respect to the Carr Unencumbered Asset Pool Properties less reserves of $.50 per square foot per annum for each Carr Unencumbered Asset Pool Property and (y) the FMV Cap Rate and (B) the purchase price of such Carr Unencumbered Asset Pool Property.



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



                  "Cash or Cash Equivalents" means (i) cash, (ii) direct obligations of the United States Government, including, without limitation, treasury bills, notes and bonds, (iii) interest bearing or discounted obligations of Federal agencies and Government sponsored entities or pools of such instruments offered by banks rated AA or better by S&P or Aa2 by Moody's and dealers, including, without limitation, Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass-through certificates, Federal National Mortgage Association bonds and notes, Federal Farm Credit System securities, (iv) time deposits, domestic and Eurodollar certificates of deposit, bankers acceptances, commercial paper rated at least A-1 by S&P and P-1 by Moody's, and/or guaranteed by an Aa rating by Moody's, an AA rating by S&P, or better rated credit, floating rate notes, other money market instruments and letters of credit each issued by banks which have a long-term debt rating of at least AA by S&P or Aa2 by Moody's, (v) obligations of domestic corporations, including, without limitation, commercial paper, bonds, debentures, and loan participations, each of which is rated at least AA by S&P, and/or Aa2 by Moody's, and/or unconditionally guaranteed by an AA rating by S&P, an Aa2 rating by Moody's, or better rated credit, (vi) obligations issued by states and local governments or their agencies, rated at least MIG-1 by Moody's and/or SP-1 by S&P and/or guaranteed by an irrevocable letter of credit of a bank with a long-term debt rating of at least AA by S&P or Aa2 by Moody's, (vii) repurchase agreements with major banks and primary government securities dealers fully secured by U.S. Government or agency collateral equal to or exceeding the principal amount on a daily basis and held in safekeeping, and (viii) real estate loan pool participations, guaranteed by an entity with an AA rating given by S&P or an Aa2 rating given by Moody's, or better rated credit.

                  "Closing Date" means the date on which the Lead Agent shall have received the documents specified in or pursuant to Section 3.1.

                  "Commitment" means, collectively, the Tranche A Commitment and the Tranche B Commitment with respect to each Bank.

                  "Committed Loan" means a Loan made by a Bank pursuant to
Section 2.1; provided that, if any such Loan or Loans (or portions thereof) are combined or subdivided


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pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

                  "Consolidated Subsidiary" means at any date any Subsidiary or other entity which is consolidated with either Borrower in accordance with GAAP.

                  "Consolidated Tangible Net Worth" means at any date the consolidated stockholders' equity of Carr (determined on a book basis), less its consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means with respect to any such intangible assets, the amount (to the extent reflected in determining such consolidated stockholders' equity) of all write-ups subsequent to December 31, 1995 in the book value of any asset owned by either Borrower or a Consolidated Subsidiary and (ii) goodwill, patents, trademarks, service marks, trade names, anticipated future bene- fit of tax loss carry forwards, copyrights, organization or developmental expenses and other intangible assets.

                  "Contingent Obligation" as to any Person means, without duplication, (i) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, and (ii) any obligation required to be disclosed in the footnotes to such Person's financial statements, guaranteeing partially or in whole any non-recourse Debt, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than guarantees of completion) which have not yet been called on or quantified, of such Person or of any other Person. The amount of any Contingent Obligation described in clause (ii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the Applicable Interest Rate, through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first


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be payable thereunder), or (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of the applicable Borrower required to be delivered pursuant to Section 5.1 hereof. Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Contingent Obligations unless and until a claim for payment or performance has been made thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. Subject to the preceding sentence, (i) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is recourse, directly or indirectly to the applicable Borrower), the amount of the guaranty shall be deemed to be 100% thereof unless and only to the extent that such other Person has delivered Cash or Cash Equivalents to secure all or any part of such Person's guaranteed obligations, (ii) in the case of joint and several guarantees given by a Person in whom the applicable Borrower owns an interest (which guarantees are non-recourse to the applicable Borrower), to the extent the guarantees, in the aggregate, exceed 15% of total real estate investments, the amount in excess of 15% shall be deemed to be a Contingent Obligation of the applicable Borrower, and (iii) in the case of a guaranty (whether or not joint and several) of an obligation otherwise constituting Debt of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Debt of such Person. Notwithstanding anything contained herein to the contrary, "Contingent Obligations" shall not be deemed to include guarantees of Unused Commitments or of construction loans to the extent the same have not been drawn.

                  "Credit Rating" means the ratings assigned by not less than two of the Rating Agencies (at least one of which shall be S&P) to Carr's senior long-term unsecured indebtedness.



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



                  "Debt" of any Person means, without duplication, (A) as shown on such Person's consolidated balance sheet (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property and, (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full in the case of a construction loan), (B) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder,
(C) all Contingent Obligations of such Person, (D) all payment obligations of such Person under any interest rate protection agreement (including, without limitation, any interest rate swaps, caps, floors, collars and similar agreements) and currency swaps and similar agreements which were not entered into specifically in connection with Debt set forth in clauses (A), (B) or (C) hereof. For purposes of this Agreement, Debt (other than Contingent Obligations) of the applicable Borrower shall be deemed to include only the applicable Borrower's pro rata share (such share being based upon the applicable Borrower's percentage ownership interest as shown on the applicable Borrower's annual audited financial statements) of the Debt of any Person in which the applicable Borrower, directly or indirectly, owns an interest, provided that such Debt is nonrecourse, both directly and indirectly, to the applicable Borrower.

                  "Debt Service" means, measured as of the last day of each calendar quarter, an amount equal to the sum of (i) interest (whether accrued, paid or capitalized) actually payable by either Borrower or the Borrowers on its Debt for the previous four consecutive quarters including the quarter then ended, plus (ii) scheduled payments of principal on such Debt, whether or not paid by either Borrower or the Borrowers (excluding balloon payments) for the previous four consecutive quarters including the quarter then ended.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Designated Lender" means a special purpose corporation that
(i) shall have become a party to this Agreement pursuant to Section 9.6(d), and
(ii) is not otherwise a Bank.



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



                  "Designated Lender Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-3 and Exhibit A-4 hereto, evidencing the obligation of the Borrower to repay Money Market Loans made by Designated Lenders, and "Designated Lender Note" means any one of such promissory notes issued under Section 9.6(d) hereof.

                  "Designating Lender" has the meaning set forth in Section 9.6(d) hereof.

                  "Designation Agreement" means a designation agreement in substantially the form of Exhibit G attached hereto, entered into by a Bank and a Designated Lender and accepted by the Lead Agent.

                  "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

                  "Domestic Lending Office" means, as to each Bank, its office located within the United States at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office within the United States as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrowers and the Lead Agent.

                  "Duff & Phelps" means Duff & Phelps Credit Rating Co. or any successor thereto.

                  "Environmental Affiliate" means any partnership, or joint venture, trust or corporation in which an equity interest is owned by either Borrower or CarrAmerica LP, either directly or indirectly.

                  "Environmental Approvals" means any permit, license, approval, ruling, variance, exemption or other autho- rization required under applicable Environmental Laws.

                  "Environmental Claim" means, with respect to any Person, any notice, claim, demand or similar communication (written or oral) by any other Person alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damages, personal injuries, fines or penalties arising out of, based on or resulting from
(i) the presence, or release into the environment, of any Material of Environmental


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Concern at any location, whether or not owned by such Person or (ii)
circumstances forming the basis of any violation, or alleged violation, of any Environmental Law, in each case as to which there is a reasonable likelihood of an adverse determination with respect thereto and which, if adversely determined, would have a Material Adverse Effect.

                  "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or hazardous wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or hazardous wastes or the clean-up or other remediation thereof.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

                  "ERISA Group" means the Borrowers, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrowers or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

                  "Euro-Dollar Borrowing" has the meaning set forth in Section 1.3.

                  "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

                  "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar

Lending Office by notice to the Borrowers and the Lead Agent.

                  "Euro-Dollar Loan" means a Committed Loan to be made by a Bank as a Euro-Dollar Loan in accordance with the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

                  "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.7(b).

                  "Event of Default" has the meaning set forth in Section 6.1.

                  "Facility Fee" has the meaning set forth in Section 2.8(a).

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Lead Agent.

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System as constituted from time to time.

                  "FFO" means "funds from operations," defined to mean net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructurings and sales of properties, plus depreciation and amortization, after adjustments for Minority Holdings. Adjustments for Minority Holdings will be calculated to reflect FFO on the same basis.

                  "Fitch" means Fitch Investors Services, L.P. or any successor thereto.

                  "FMV Cap Rate" means 9.75%.

                  "Fronting Bank" shall mean Morgan or such other Bank which Borrower is notified by the Lead Agent may be a Fronting Bank and which is designated by Borrower in its Notice of Borrowing as the Bank which shall issue a Letter of Credit with respect to such Notice of Borrowing.

                  "GAAP" means generally accepted accounting principles recognized as such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Group of Loans" means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time or
(ii) all Committed Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursu- ant to Section 8.2 or 8.4, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

                  "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

                  "Indemnitee" has the meaning set forth in Section 9.3(b).

                  "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing specified in the Notice of Committed Borrowing or the date of continuation or conversion specified in the Notice of Interest Rate Election, as the case may be, and ending one, two, three or six months thereafter, as each Borrower or CarrAmerica LP, as the case may be, may elect in the applicable Notice of Committed Borrowing or in the Notice of Interest Rate Election; provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                  (c) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing specified in the Notice of Committed Borrowing or the date of conversion specified in the Notice of Interest Rate Election, as the case may be, and ending 30 days thereafter; provided that:

                  (a) any Interest Period (other than an Interest Period determined pursuant to clause (c)(i) above) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                  (b) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Base Rate Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Base Rate Loan shall have an Interest Period determined as set forth above.

(3) with respect to each Money Market LIBOR Loan, the period commencing on the date of such Borrowing specified in the applicable Notice of Money Market Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with
Section 2.3; provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

                  (c) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Money Market LIBOR Loan required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder (if any) of each such Money Market LIBOR Loan shall have an Interest Period determined as set forth above; and

                  (d) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.


(4) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of such Borrowing specified in the applicable Notice of Money Market Borrowing and ending such number of days thereafter (but not less than 14 days or more than 180 days) as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with Section 2.3; provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                  (b) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Money Market Absolute Rate Loan required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder (if any) of each such Money Market Absolute Rate Loan shall have an Interest Period determined as set forth above; and

                  (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

                  "Investment Grade Rating" means a rating for a Person's senior long-term unsecured debt, or if no such rating has been issued, a "shadow" rating, of BBB- or better from S&P, and a rating or "shadow" rating of Baa3 or better from Moody's or a rating or "shadow" rating equivalent to the foregoing from either Duff & Phelps or Fitch. Any such "shadow" rating shall be evidenced by a letter from the applicable Rating Agency or by such other evidence as may be reasonably acceptable to the Lead Agent (as to any such other evidence, the Lead Agent shall present the same to, and discuss the same with, the Banks).

                  "Invitation for Money Market Quotes" has the meaning set forth in Section 2.3.

                  "Lead Agent" means Morgan Guaranty Trust Company of New York in its capacity as Lead Agent for the Banks hereunder, and its successors in such capacity.

                  "Letter(s) of Credit" has the meaning provided in Section 2.2(b).

                  "Letter of Credit Collateral" has the meaning provided in
Section 6.4.

                  "Letter of Credit Collateral Account" has the meaning provided in Section 6.4.

                  "Letter of Credit Documents" has the meaning provided in
Section 2.17.

                  "Letter of Credit Usage" means at any time the sum of (i) the aggregate maximum amount available to be drawn under the Letters of Credit then outstanding, assuming compliance with all requirements for drawing referred to therein, and (ii) the aggregate amount of the Borrowers' unpaid obligations under this Agreement in respect of the Letters of Credit.

                  "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.3.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, each of the Borrowers or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Loan" means a Base Rate Loan, a Euro-Dollar Loan or a Money Market Loan and "Loans" means Base Rate Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

                  "Loan Amount" means the aggregate of the Tranche A Loan Amount and the Tranche B Loan Amount.

                  "Loan Documents" means this Agreement, the Notes, Letters of Credit and Letter of Credit Documents.

                  "London Interbank Offered Rate" has the meaning set forth in
Section 2.7(b).

                  "Margin Stock" shall have the meaning provided such term in Regulation U and Regulation G of the Federal Reserve Board.

                  "Material Adverse Effect" means a material adverse effect upon
(i) the business, operations, properties or assets of either Borrower or (ii) the ability of either Borrower to perform its obligations hereunder in all material respects, including to pay interest and principal.

                  "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $5,000,000.

                  "Materials of Environmental Concern" means and includes pollutants, contaminants, hazardous wastes, toxic and hazardous substances, petroleum and petroleum by-products.

                  "Maturity Date" has the meaning set forth in Section 2.9.

                  "Maximum Total Debt Ratio" means the ratio as of the date of determination of (i) the sum of (x) the aggregate Debt of the Borrowers and their Consolidated Subsidiaries and (y) the Borrowers' pro rata share of the Debt of any Subsidiaries of the Borrowers which are not Consolidated Subsidiaries, at the time of determination to (ii) the Tangible FMV of the Borrowers and their Consolidated Subsidiaries.

                  "Minority Holdings" means partnerships, limited liability companies and corporations held or owned by either Borrower which are not consolidated with such Borrower on such Borrower's financial statements, other than Bond Texas Limited Partnership and Carr Square 225 Associates.

                  "Money Market Absolute Rate" has the meaning set forth in
Section 2.3(d).

                  "Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

                  "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Lead Agent; provided that any Bank may from time to time by notice to the Borrower and the Lead Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

                  "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 2.3).

                  "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

                  "Money Market Margin" has the meaning set forth in Section
2.3.

                  "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.3.

                  "Money Market Quote Request" has the meaning set forth in
Section 2.3.

                  "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

                  "Morgan" means Morgan Guaranty Trust Company of New York, in its individual capacity.

                  "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                  "Net Offering Proceeds" means all cash or other assets received by Carr or Carr LP as a result of the sale of common shares of beneficial interest, preferred shares of beneficial interest, partnership interests, limited liability company interests, Convertible Securities or other ownership or equity interests in Carr or Carr LP less customary costs and discounts of issuance paid by Carr or Carr LP, as the case may be.

                  "Net Operating Cash Flow" means, as of any date of determination, with respect to all Real Property Assets and Minority Holdings of Carr and its Consolidated Subsidiaries, the product of (A) Property Income for the previous quarter in the case of all Real Property Assets of Carr and its Consolidated Subsidiaries, and Carr's pro rata share in the case of Minority Holdings, but less (x) Property Expenses (or in the case of Minority Holdings, Carr's pro rata share thereof) for the previous quarter and (y) the greater of
(i) Capital Expenditures which are not related to new construction for the previous quarter, and (ii) reserves for such quarter for Capital Expenditures of $1.50 per square foot per annum for each Real Property Asset, and (B) four (4).

                  "Net Operating Income" means as of any date of determination with respect to any Real Property Asset, the product of (A) Property Income for the previous quarter, but less Property Expenses for the previous quarter and
(B) four (4).

                  "New Acquisition" has the meaning set forth in Section 5.15.

                  "Non-Recourse Debt" means Debt of either Borrower on a consolidated basis for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Debt (subject to such limited exceptions to the non-recourse nature of such Debt such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such
Debt).

                  "Notes" means collectively, the Tranche A Notes, the Tranche B Notes, and any Designated Lender Notes.

                  "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.2 and 2.3) or a Notice of Money Market Borrowing (as defined in Section 2.3(f)).

                  "Notice of Interest Rate Election" has the meaning set forth in Section 2.15 hereof.

                  "Obligations" means all obligations, liabilities and indebtedness of every nature of the Borrowers or CarrAmerica LP, from time to time owing to any Bank under or in connection with this Agreement or any other Loan Document, including, without limitation, (i) the outstanding principal amount of the Committed Loans at such time, plus (ii) the Letter of Credit Usage at such time, plus (iii) the outstanding principal amount of any Money Market Loans at such time.

                  "Outstanding Balance" means the sum of (i) the aggregate outstanding and unpaid principal balance of all Loans and (ii) the Letter of Credit Usage.

                  "Parent" means, with respect to any Bank, any Person controlling such Bank.

                  "Participant" has the meaning set forth in Section 9.6(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Permitted Liens" means (a) Liens in favor of either or both of the Borrowers or CarrAmerica LP on all or any part of the assets of Subsidiaries of either Borrower or CarrAmerica LP, provided that (i) such Subsidiary shall be a co-maker of the Tranche A Notes or Tranche B Notes, as applicable, (ii) the Debt to which such Lien relates is held by a Borrower or CarrAmerica LP, (iii) such Debt is not otherwise pledged or encumbered and (iv) no more than 25% of the Unencumbered Asset Pool Properties Value may be subject to any such Liens; (b) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds, completion bonds, government contracts or other obligations of a like nature, including Liens in connection with workers' compensation, unemployment insurance and other types of statutory obligations or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Debt) and other similar obligations incurred in the ordinary course of business; (c) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (d) Liens on property of either Borrower or any Subsidiary thereof in favor of the Federal or any state government to secure certain payments pursuant to any contract, statute or regulation; (e) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights of way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the applicable Borrower or any

Subsidiary thereof and which do not materially detract from the value of the property to which they attach or materially impair the use thereof by the applicable Borrower or Subsidiary; (f) statutory Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other Liens imposed by law and arising in the ordinary course of business, for sums not then due and payable (or which, if due and payable are being contested in good faith and with respect to which adequate reserves are being maintained to the extent required by GAAP); (g) Liens not otherwise permitted by this definition and incurred in the ordinary course of business of either or both of the Borrowers or any Subsidiary with respect to obligations which do not exceed $2,000,000 in principal amount in the aggregate at any one time outstanding; (h) Liens existing on the date of this Agreement which have been disclosed on Schedule 4.28; (i) the interests of lessees and lessors under leases of real or personal property made in the ordinary course of business which would not have a material adverse effect on the Borrowers and their Subsidiaries taken as a whole; and (j) judgment and attachment Liens not giving rise to an Event of Default.

                  "Permitted LTV Ratio" means, with respect to the Borrowers' LTV Ratio, the Carr LTV Ratio and the Carr LP LTV Ratio, a ratio, expressed as a percentage, which is 50% or lower.

                  "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

                  "Pro-Forma Debt Service" means the amount determined by applying a 25 year mortgage style amortization schedule to all Unsecured Debt of the Borrowers, CarrAmerica LP and their Consolidated Subsidiaries and their pro rata share of all Unsecured Debt of Subsidiaries that are not Consolidated Subsidiaries outstanding as of the last day of each calendar quarter, using an interest rate equal to the greater of (i) the Treasury Rate plus 1.75%, and (ii) the actual rate of interest in effect with respect to such Unsecured Debt as of the last day of such quarter, all determined on an annualized basis.

                  "Property Expenses" means, when used with respect to any Real Property Asset, the costs of maintaining and operating such Real Property Asset, calculated in accordance with GAAP, which are the responsibility of the owner thereof and that are not paid directly by the tenant thereof, including, without limitation, real estate taxes, insurance, repairs and maintenance, but provided that if such tenant is more than 60 days in arrears in the payment of base or fixed rent, then such costs will also constitute "Property Expenses", but excluding depreciation, amortization and interest costs.

                  "Property Income" means, when used with respect to any Real Property Asset, rents and other revenues earned in accordance with GAAP, in the ordinary course therefrom, including, without limitation, revenues from any parking leases and lease termination fees amortized over the remaining term of the lease for which such termination fee was received (other than the paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent).

                  "Rating Agencies" means, collectively, S&P, Moody's, Duff & Phelps and Fitch.

                  "Real Property Assets" means as of any time, the real property assets (including interests in participating mortgages in which either Borrower's interest therein is characterized as equity according to GAAP) owned directly or indirectly by either Borrower at such time.

                  "Recourse Debt" shall mean Debt of the Borrower or any Consolidated Subsidiary that is not Non-Recourse Debt.

                  "Reference Bank" means the principal London offices of Morgan Guaranty Trust Company of New York.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Required Banks" means at any time Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

                  "Solvent" means, with respect to any Person, that the fair saleable value of such Person's assets exceeds the Debts of such Person.

                  "S&P" means Standard & Poor's Ratings Group, or any successor thereto.

                  "Subsidiary" means any corporation or other entity of which securities or other ownership interests representing either (i) ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) a majority of the economic interest therein, are at the time directly or indirectly owned by Carr or Carr LP.

                  "Tangible FMV" means the aggregate of (i) Carr Tangible FMV and (ii) Carr LP Tangible FMV.

                  "Term" has the meaning set forth in Section 2.9.

                  "Third Amendment" has the meaning set forth in
Section 5.4.

                  "Tranche A Commitment" means, with respect to each Bank, the amount committed by such Bank pursuant to this

Agreement with respect to any Tranche A Loans, as such amount may be reduced from time to time pursuant to Sections 2.10 and 2.11.

                  "Tranche A Loan" means the loan or loans to be made to Carr and CarrAmerica LP for the purposes set forth in Section 5.15 hereof which loan or loans shall be a Base Rate Loan or Loans, a Euro-Dollar Loan or Loans, or a Money Market Loan or Loans.

                  "Tranche A Loan Amount" has the meaning set forth in Section 2.1.

                  "Tranche A Notes" means the promissory notes of Carr and CarrAmerica LP, each substantially in the form of Exhibits A-1 or A-3 hereto, evidencing the joint and several obligation of Carr and CarrAmerica LP to repay the Tranche A Loans, and "Tranche A Note" means any one of such promissory notes issued hereunder.

                  "Tranche B Commitment" means, with respect to each Bank, the amount committed by such Bank pursuant to this Agreement with respect to any Tranche B Loans, as such amount may be reduced from time to time pursuant to Sections 2.10 and 2.11.

                  "Tranche B Loan" means the loan or loans to be made to Carr LP and Carr for the purposes set forth in Section 5.15 hereof which loan or loans shall be a Base Rate Loan or Loans, a Euro-Dollar Loan or Loans, or a Money Market Loan or Loans.

                  "Tranche B Loan Amount" has the meaning set forth in Section 2.1.

                  "Tranche B Notes" means the promissory notes of Carr LP and Carr, each substantially in the form of Exhibits A-2 or A-4 hereto, evidencing the joint and several obligation of Carr LP and Carr to repay the Tranche B Loans, and "Tranche B Note" means any one of such promissory notes issued hereunder.

                  "Treasury Rate" means, as of any date, a rate equal to the annual yield to maturity on the U.S. Treasury Constant Maturity Series with a ten year maturity, as such yield is reported in Federal Reserve Statistical Release H.15 -- Selected Interest Rates, published most recently prior to the date the applicable Treasury Rate is being determined. Such yield shall be determined by straight line linear interpolation between the yields reported in Release H.15, if necessary. In the event Release H.15 is no longer published, the Lead Agent shall select, in its reasonable discretion, an alternate basis for the determination of Treasury yield for U.S. Treasury Constant Maturity Series with ten year maturities.

                  "Unencumbered Asset Pool Net Operating Cash Flow" means as of any date of determination with respect to the Unencumbered Asset Pool Properties, the product of (A) Property Income with respect to the Unencumbered Assets for the previous quarter, but less (x) Property Expenses with respect to the Unencumbered Asset Pool Properties for the previous quarter and (y) the greater of (i) Capital Expenditures which are not related to new construction for the previous quarter and (ii) reserves for such quarter for Capital Expenditures of $1.50 per square foot per annum for each Unencumbered Asset Pool Property, and (B) four (4). For purposes of Section 5.1(m) hereof, the calculation of Unencumbered Asset Pool Net Operating Cash Flow shall be made separately as to each Unencumbered Asset Pool Property.

                  "Unencumbered Asset Pool Properties" means, as of any date, collectively the Carr Unencumbered Asset Pool Properties and the Carr LP Unencumbered Asset Pool Properties.

                  "Unencumbered Asset Pool Minimum Debt Service
Coverage" means as of the last day of each calendar quarter, Unencumbered Asset Pool Net Operating Cash Flow equal to or greater than 200% of Pro-Forma Debt Service.

                  "Unencumbered Asset Pool Properties Value" means the aggregate of (i) the Carr Unencumbered Asset Pool Properties Value and (ii) the Carr LP Unencumbered Asset Pool Properties Value.

                  "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

                  "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

                  "Unsecured Debt" means all Debt which is not secured by a Lien.

                  "Unused Commitments" means an amount equal to all unadvanced funds (other than unadvanced funds in connection with any construction loan) which any third party is obligated to advance to either of the Borrowers or otherwise, pursuant to any loan document, written instrument or otherwise.

                  SECTION 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrowers' independent public accountants) with the most recent audited consolidated financial statements of Carr delivered to the Lead Agent and the Banks; provided that, if Carr notifies the Lead Agent and the Banks that Carr wishes to amend any covenant in Article V to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Lead Agent notifies Carr that the Required Banks wish to amend
Article V for such purpose), then Carr's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Carr and the Required Banks.

                  SECTION 1.3. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrowers pursuant to Article II on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of
Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.1 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.3.


                                   ARTICLE II

                                   THE CREDITS

                  SECTION 2.1. Commitments to Lend. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make the Tranche A Loans to Carr and CarrAmerica LP and participate in Letters of Credit issued by the Fronting Bank on behalf of Carr or CarrAmerica LP pursuant to this Section from time to time, but, together with the Tranche B Loans, not more frequently than four times monthly, during the Term in amounts such that the aggregate principal amount of Tranche A Loans by such Bank at any one time outstanding together with such Bank's pro rata share of Letter of Credit Usage with respect to Carr and CarrAmerica LP shall not exceed the amount of its Tranche A Commitment. The aggregate amount of Tranche A Loans to be made hereunder together with the Letter of Credit Usage with respect to Carr and CarrAmerica LP, shall not exceed Three Hundred Seventy-Six Million Dollars ($376,000,000) (the "Tranche A Loan Amount"). Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make the Tranche B Loans to Carr LP and Carr and participate in Letters of Credit issued by the Fronting Bank on behalf of Carr LP pursuant to this Section from time to time, but, together with the Tranche A Loans, not more frequently than four times monthly, during the Term in amounts such that the aggregate principal amount of Tranche B Loans by such Bank at any one time outstanding, together with such Bank's pro rata share of Letter of Credit Usage with respect to Carr LP, shall not exceed the amount of its Tranche B Commitment. The aggregate amount of Tranche B Loans to be made hereunder, together with the Letter of Credit Usage with respect to Carr LP, shall not exceed Seventy-Four Million Dollars ($74,000,000) (the "Tranche B Loan Amount"). Each Borrowing under this subsection

(a) shall be in an aggregate principal amount of at least $2,500,000, or an integral multiple of $1,000,000 in excess thereof (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.2(c)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Subject to the limitations set forth herein, any amounts repaid may be reborrowed. Notwithstanding anything to the contrary, the number of new Borrowings shall be limited to four Borrowings per month and no more than ten Borrowings shall be outstanding at any time.


                  SECTION 2.2. Notice of Committed Borrowing. (a) The applicable Borrower or CarrAmerica LP, as the case may be, shall give the Lead Agent notice (a "Notice of Committed Borrowing") not later than 10:00 a.m. (New York City time) (x) one Domestic Business Day before each Base Rate Borrowing or (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

                           (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                           (ii)  the aggregate amount of such Borrowing,

                           (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and

                           (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                  (b) Either Borrower or CarrAmerica LP shall give the Lead Agent, and the designated Fronting Bank, written notice in the event that it desires to have Letters of Credit (each, a "Letter of Credit") issued hereunder no later than 10:00 a.m., New York City time, at least four (4) Domestic Business Days prior to the date of such issuance. Each such notice shall specify
(i) the designated Fronting Bank, (ii) the aggregate amount of the requested Letters of Credit, (iii) the individual amount of each requested Letter of Credit and the number of Letters of Credit to be issued,

(iv) the date of such issuance (which shall be a Domestic Business Day), (v) the name and address of the beneficiary, (vi) the expiration date of the Letter of Credit (which in no event shall be later than twelve (12) months after the issuance of such Letter of Credit or the Maturity Date, whichever is earlier),
(vii) the purpose and circumstances for which such Letter of Credit is being issued, (viii) the terms upon which each such Letter of Credit may be drawn down (which terms shall not leave any discretion to Fronting Bank), and (ix) whether such Letters of Credit shall be attributable to Tranche A Loan Amount or Tranche B Loan Amount. Each such notice may be revoked telephonically by the applicable Borrower or CarrAmerica LP, as the case may be, to the applicable Fronting Bank and the Lead Agent any time prior to the date of issuance of the Letter of Credit by the applicable Fronting Bank, provided such revocation is confirmed in writing by such Borrower or CarrAmerica LP to the Fronting Bank and the Lead Agent within one (1) Domestic Business Day by facsimile. No later than 10:00 a.m., New York City time, on the date that is four (4) Domestic Business Days prior to the date of issuance, the applicable Borrower or CarrAmerica LP shall specify a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit, which if presented by such beneficiary prior to the expiration date of the Letter of Credit would require the Fronting Bank to make a payment under the Letter of Credit; provided that Fronting Bank may, in its reasonable judgment, require changes in any such documents and certificates only in conformity with changes in customary and commercially reasonable practice or law and provided further, that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the following Domestic Business Day that such draft is presented if such presentation is made later than 10:00 A.M. New York City time (except that if the beneficiary of any Letter of Credit requests at the time of the issuance of its Letter of Credit that payment be made on the same Domestic Business Day against a conforming draft, such beneficiary shall be entitled to such a same day draw, provided such draft is presented to the applicable Fronting Bank no later than 10:00 A.M. New York City time and provided further that, prior to the issuance of such Letter of Credit, such Borrower or CarrAmerica LP shall have requested to Fronting Bank and the Lead Agent that such beneficiary shall be entitled to a same day draw). In determining whether to pay on such Letter of Credit, the Fronting Bank shall be responsible only to determine that the documents and certificates required to be delivered under the Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

                  SECTION 2.3.  Money Market Borrowings.

                  The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.1 and Section 2.2 hereof, the applicable Borrower or CarrAmerica LP, as the case may be, may, as set forth in this Section, request the Banks at any time or from time to time during the Term to make offers to make Money Market Loans to such Borrower or CarrAmerica LP, as the case may be, not to exceed $225,000,000 in the aggregate outstanding at any one time. The Banks may, but shall have no obligation to, make such offers and the applicable Borrower or CarrAmerica LP, as the case may be, may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

                  Money Market Quote Request. When the applicable Borrower or CarrAmerica LP, as the case may be, wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Lead Agent by telex or facsimile transmission a request for Money Market Quotes substantially in the form of Exhibit D hereto (a "Money Market Quote Request") so as to be received not later than 10:30 A.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrowers and the Lead Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                  (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

                  (ii) the aggregate amount of such Borrowing, which shall be $10,000,000 or a larger multiple of $500,000,

                  (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period,

                  (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate,

                  (v) whether the Money Market Loan will consist in full or in part of the Tranche A Loan and/or the Tranche B Loan, and if consisting in part of each, the portions consisting of Tranche A Loans and Tranche B Loans, and

                  (vi) whether a Bank may designate a Designated Lender in connection with such Money Market Loan.

The applicable Borrower or CarrAmerica LP, as the case may be, may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrowers and the Lead Agent may agree) of any other Money Market Quote Request.

                  (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, but no later than 1:00 p.m. (New York City time) on (i) the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, or (ii) the Domestic Business next preceding the date of the proposed Borrowing, the Lead Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit E hereto (an "Invitation for Money Market Quotes"), which shall constitute an invitation by the applicable Borrower or CarrAmerica LP, as the case may be, to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

                  (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Lead Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.1 not later than (x) 10:00 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 10:00 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrowers and the Lead Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Lead Agent (or any affiliate of the Lead Agent) in its capacity of a Bank may be submitted, and may only be submitted, if the Lead Agent or such affiliate notifies the applicable Borrower or CarrAmerica LP, as the case may be, of the terms of the offer or offers contained therein not later than thirty (30) minutes prior to the applicable deadline for the other Banks. Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable except with the written consent of the Lead Agent given on the instructions of the applicable Borrower or CarrAmerica LP, as the case may be. If, and only if, the applicable Borrower or CarrAmerica LP, as the case may be, elected in the applicable Money Market Quote Request to permit the Banks to designate Designated Lenders to fund such Money Market Loans, such Money Market Loans may be funded by such Bank's Designated Lender (if any) as provided in
Section 9.6(d), however such Bank shall not be required to specify in its Money Market Quote whether such Money Market Loans will be funded by such Designated Lender.

                  (ii) Each Money Market Quote shall be in substantially the form of Exhibit F hereto and shall in any case specify:

                  (1) the proposed date of Borrowing,

                  (2) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $500,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

                  (3) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable London Interbank Offered Rate,

                  (4) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

                  (5) the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

                    (iii) Any Money Market Quote shall be disregarded if it:

                      (1) is not substantially in conformity with Exhibit F
               hereto or does not specify all of the information required by subsection (d)(ii) above;

                      (2) contains qualifying, conditional or similar
               language;

                      (3) proposes terms other than or in addition to
               those set forth in the applicable Invitation for Money Market Quotes; or

                      (4) arrives after the time set forth in subsection (d)(i).

                  (e) Notice to Borrower. The Lead Agent shall promptly notify the applicable Borrower or CarrAmerica LP, as the case may be, (x) with respect to each Money Market Quote submitted in accordance with subsection (d), of the terms of such Money Market Quote and the identity of the Bank submitting such Money Market Quote and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Lead Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Lead Agent's notice to the applicable Borrower or CarrAmerica LP, as the case may be, shall specify (A) the aggregate principal amount of Money Market Loans for which Money Market Quotes have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

                  (f) Acceptance and Notice by Borrower. Not later than 12:00 noon (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrowers and the Lead Agent shall have mutually agreed and shall have notified the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the applicable Borrower, or CarrAmerica LP, as the case may be, shall notify the Lead Agent of its acceptance or non-acceptance of the Money Market Quotes specified in the Lead Agent's notice to the applicable Borrower or CarrAmerica LP, as the case may be, pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted and shall specify whether such offer is to be allocated to Tranche A or Tranche B. The applicable Borrower or CarrAmerica LP, as the case may be, may accept any Money Market Quote in whole or in part; provided that:

                  (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                  (ii) the principal amount of each Money Market Borrowing must be $10,000,000 or a larger multiple of $500,000;

                  (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

                  (iv) the applicable Borrower or CarrAmerica LP, as the case may be, may not accept any Money Market Quote that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

                 For the purposes of Section 2.1 hereof, all Money Market Loans made on the same date of Borrowing for the same Interest Period shall constitute a single Borrowing.

                 (g) Allocation by Lead Agent. If Money Market Quotes are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such Money Market Quotes are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such Money Market Quotes are accepted shall be allocated by the Lead Agent among such Banks as nearly as possible (in multiples of $500,000, as the Lead Agent may deem appropriate) in proportion to the aggregate principal amounts of such Money Market Quotes. Determinations by the Lead Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

                 (h) Notification by Lead Agent. Upon receipt of a Notice of Money Market Borrowing in accordance with Section 2.3(f) hereof, the Lead Agent shall, on the date such Notice of Money Market Borrowing is received by the Lead Agent, notify each Bank of the principal amount of the Money Market Borrowing accepted by the applicable Borrower or CarrAmerica LP, as the case may be, and of such Bank's share (if any) of such Money Market Borrowing and such Notice of Money Market Borrowing shall not thereafter be revocable by the applicable Borrower or CarrAmerica LP, as the case may be. Provided that the applicable Borrower or CarrAmerica LP, as the case may be, elected in the applicable Money Market Quote Request to permit the Banks to designate Designated Lenders to fund such Money Market Loans, a Bank who is notified that it has been selected to make a Money Market Loan may designate its Designated Lender (if any) to fund such Money Market Loan on its behalf, as described in Section 9.6(d). Any Designated Lender which funds a Money Market Loan shall on and after the time of such funding become the obligee under such Money Market Loan and be entitled to receive payment thereof when due. No Bank shall be relieved of its obligation to fund a Money Market Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Money Market Loan is funded.

                      SECTION 2.4.  Notice to Banks; Funding of Loans.

                      (a) Upon receipt of a Notice of Committed Borrowing, the Lead Agent shall notify each Bank on the same day as it receives such Notice of Committed Borrowing of the contents thereof and of such Bank's share of such Borrowing and such Notice of Committed Borrowing shall not thereafter be revocable by the applicable Borrower or CarrAmerica LP.

                      (b) Not later than 2:00 P.M. (New York City time) on the date of each Committed Borrowing as indicated in the Notice of Committed Borrowing, each Bank shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Lead Agent at its address referred to in Section 9.1. The Lead Agent will make the funds so received from the Banks available to the applicable Borrower or CarrAmerica LP, as applicable, at the Lead Agent's aforesaid address. If a Borrower or CarrAmerica LP has requested the issuance of a Letter of Credit, no later than 12:00 Noon (New York City time) on the date of such issuance as indicated in the Notice of Committed Borrowing, the Fronting Bank shall issue such Letter of Credit in the amount so requested and deliver the same to the applicable Borrower or CarrAmerica LP with a copy thereof to the Lead Agent. Immediately upon the issuance of each Letter of Credit by the Fronting Bank, such Fronting Bank shall be deemed to have sold and transferred to each other Bank, and each such other Bank shall be deemed to, and hereby agrees to, have irrevocably and unconditionally purchased and received from Fronting Bank, without recourse or warranty, an undivided interest and a participation in such Letter of Credit, any drawing thereunder, and the obligations of the applicable Borrower or CarrAmerica LP hereunder with respect thereto, and any security therefor or guaranty pertaining thereto, in an amount equal to such Bank's ratable share thereof (based upon the ratio its Commitment bears to the aggregate of all Commitments). Upon any change in any of the Commitments in accordance herewith, there shall be an automatic adjustment to such participations to reflect such changed shares. The Fronting Bank shall have the primary obligation to fund any and all draws made with respect to such Letter of Credit notwithstanding any failure of a participating Bank to fund its ratable share of any such draw. The Lead Agent will instruct the Fronting Bank to make such Letter of Credit available to such Borrower and the Fronting Bank shall make such Letter of Credit available to the applicable Borrower or CarrAmerica LP at the applicable Borrower's or CarrAmerica's LP aforesaid address on the date of the Borrowing.

                      (c) Unless the Lead Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Lead Agent such Bank's share of such Borrowing, the Lead Agent may assume that such Bank has made such share available to the Lead Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.4 and the Lead Agent may, in reliance upon such assumption, make available to the applicable Borrower or CarrAmerica LP, as applicable, on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Lead Agent, such Bank and the applicable Borrower or CarrAmerica LP severally agree to repay to the Lead Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the applicable Borrower or CarrAmerica LP until the date such amount is repaid to the Lead Agent, at (i) in the case of either Borrower or CarrAmerica LP, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section
2.7 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Lead Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

                      SECTION 2.5.  Notes.

                      (a) The Tranche A Loans shall be evidenced by the Tranche A Notes, each of which shall be payable to the order of each Bank for the account of its Applicable Lending Office in an amount equal to each such Bank's Tranche A Commitment.

                      (b) The Tranche B Loans shall be evidenced by the Tranche B Notes, each of which shall be payable to the order of each Bank for the account of its Applicable Lending Office in an amount equal to each such Bank's Tranche B Commitment.

                      (c) Each Bank may, by notice to the Borrowers and CarrAmerica LP and the Lead Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A-1 or Exhibit A-2 hereto, as applicable, with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

                      (d) Upon receipt of each Bank's Note pursuant to Section 3.1(a) or (b), the Lead Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by either Borrower or CarrAmerica LP with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrowers and CarrAmerica LP so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

                      (e) There shall be no more than ten (10) Euro-Dollar Borrowings outstanding at any one time pursuant to this Agreement.

                      SECTION 2.6. Maturity of Loans. The Loans shall mature, and the principal amount thereof shall be due and payable, on the Maturity Date.

                      SECTION 2.7.  Interest Rates.

                      (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of the Applicable Margin for Base Rate Loans for such day plus the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof.

                      (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for Euro-Dollar Loans for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

                      "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                      "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                      "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to the Reference Bank in the London interbank market at approximately 11:00 a.m. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                      (c) Subject to Section 8.1, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.7(b) as if the related Money Market LIBOR Loan were a Euro-Dollar
Loan) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.3. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section
2.3. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than ninety days, at intervals of ninety days after the first day thereof.

                      (d) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loans, and, to the extent permitted by law, overdue interest in respect of all Loans, shall bear interest at the annual rate of the sum of the Prime Rate and four percent (4%).

                      (e) The Lead Agent shall determine each interest rate applicable to the Loans (other than Money Market Loans) hereunder. The Lead Agent shall give prompt notice to the applicable Borrower or CarrAmerica LP and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                      (f) The Reference Bank agrees to use its best efforts to furnish quotations to the Lead Agent as contemplated by this Section. If the Reference Bank does not furnish a timely quotation, the provisions of Section
8.1 shall apply.

                      SECTION 2.8.  Fees.

                      (a) Facility Fee. Effective as of the date hereof, during the Term, the Borrowers and/or CarrAmerica LP shall pay to the Lead Agent for the account of the Banks ratably in proportion to their respective Commitments a facility fee (the "Facility Fee") equal to .20% per annum on the aggregate Commitments. The Facility Fee shall be payable in arrears on each January 1, April 1, July 1 and October 1 during the Term.

                      (b) Letter of Credit Fee. During the Term, the Borrowers and/or CarrAmerica LP shall pay to the Lead Agent, for the account of the Banks ratably in proportion to their respective interests in undrawn issued Letters of Credit, a fee (a "Letter of Credit Fee") in an amount, provided that no Event of Default shall have occurred and be continuing, equal to a rate per annum equal to the Applicable Margin for Euro-Dollar Loans on the daily average of such issued and undrawn Letters of Credit, which fee shall be payable, in arrears, on each January 1, April 1, July 1 and October 1 during the term. From the occurrence, and during the continuance, of an Event of Default, such fee shall be in creased to be equal to four percent (4%) per annum on the daily average of such issued and undrawn Letters of Credit.

                      (c) Fronting Bank Fee. The Borrowers and/or CarrAmerica LP shall pay any Fronting Bank, for its own account, a fee (a "Fronting Bank Fee") at a rate per annum equal to .15% of the issued and undrawn amount of such Letter of Credit, which fee shall be in addition to and not in lieu of, the Letter of Credit Fee. The Fronting Bank Fee shall be payable in arrears on each January 1, April 1, July 1 and October 1 during the Term.

                      (d) Fees Non-Refundable. All fees set forth in this
Section 2.8 shall be deemed to have been earned on the date payment is due in accordance with the provisions hereof and shall be non-refundable. The obligation of the Borrowers and CarrAmerica LP to pay such fees in accordance with the provisions hereof shall be binding upon the Borrowers and CarrAmerica LP and shall inure to the benefit of the Lead Agent and the Banks regardless of whether any Loans are actually made.

                      SECTION 2.9. Mandatory Termination. The term (the "Term") of the Commitments shall terminate and expire on September 14, 2000 (the "Maturity Date").

                      SECTION 2.10.  Mandatory Prepayment.

                      (a) If as of the last day of any calendar quarter the Borrowers LTV Ratio exceeds the Permitted LTV Ratio, but the Borrowers LTV Ratio is not greater than 52.5%, and provided that no Event of Default has occurred and is continuing, either (i) Carr or Carr LP shall add additional Real Property Assets to the Unencumbered Asset Pool Properties within 90 days of the date the Borrowers LTV Ratio exceeded the Permitted LTV Ratio, in accordance with the provisions of Section 3.3, or (ii) the Borrowers and/or CarrAmerica LP shall pay to the Lead Agent, for the account of the Banks, within 90 days of the date the Borrowers LTV Ratio exceeded the Permitted LTV Ratio, an amount such that the Loans outstanding subsequent to such payment do not cause the Borrowers LTV Ratio to exceed the Permitted LTV Ratio. In the event that the Borrowers LTV Ratio exceeds the Permitted LTV Ratio and is greater than or equal to 52.5%, then the Borrowers and/or CarrAmerica LP shall, within twenty-five (25) Domestic Business Days from the last day of any calendar quarter or the date of any New Acquisition when the Permitted LTV Ratio is exceeded, pay to the Lead Agent, for the account of the Banks, an amount such that the Loans outstanding subsequent to such payment do not cause the Borrowers LTV Ratio to exceed the Permitted LTV Ratio. Failure by the Borrowers to comply with the Borrowers LTV Ratio within 90 days or 25 Domestic Business Days, as the case may be, of the date of such non-compliance shall be an Event of Default.

                      (b) In the event that an Unencumbered Asset Pool Property is sold or released from the restrictions of Section 5.14 hereof, in accordance with this Agreement, the applicable Borrower shall simultaneously with such sale or release, prepay to the Lead Agent, for the account of the Banks, an amount equal to the amount required such that the Tranche A Loans or Tranche B Loans, as applicable, remain in compliance with the Permitted LTV Ratio after such sale or release. Notwithstanding the foregoing, a simultaneous like-kind exchange under Section 1031 of the Internal Revenue Code will not be subject to the provisions of this Section 2.10(b) provided that the exchanged property has qualified as a New Acquisition and any "boot" associated therewith shall be applied to prepayment of the Tranche A Loans or Tranche B Loans, as applicable. Sale of a property in violation of this Section 2.10 shall constitute an Event of Default.

                      (c) In the event that the Unencumbered Asset Pool Properties Minimum Debt Service Coverage is not maintained as of the last day of a calendar quarter, either (i) the Borrowers will add a New Acquisition or a Real Property Asset to the Unencumbered Asset Pool Properties in accordance with this Agreement which, on a pro forma basis (i.e. the Unencumbered Asset Pool Properties Minimum Debt Service Coverage shall be recalculated to include such New Acquisition or Real Property Asset as though the same had been an Unencumbered Asset Pool Property for the entire applicable period, with appropriate pro forma adjustments to Unencumbered Asset Pool Net Operating Cash
Flow) would result in compliance with the Unencumbered Asset Pool Properties Minimum Debt Service Coverage or (ii) the Borrowers and/or CarrAmerica LP shall prepay to the Lead Agent, for the account of the Banks, an amount necessary to cause the Unencumbered Asset Pool Properties Minimum Debt Service Coverage to be in compliance. Failure by the Borrowers and/or CarrAmerica LP to comply with the Unencumbered Asset Pool Properties Minimum Debt Service Coverage within 90 days of the date of such non-compliance shall be an Event of Default.

                      (d) If as of the last day of any calendar quarter the Carr LTV Ratio exceeds 50%, but the Carr LTV Ratio is not greater than 52.5%, and provided that no Event of Default has occurred and is continuing, either (i) Carr shall add additional Real Property Assets to the Carr Unencumbered Asset Pool Properties within 90 days of the date the Carr LTV Ratio exceeded 50%, in accordance with the provisions of Section 3.3, or (ii) Carr shall pay to the Lead Agent, for the account of the Banks, within 90 days of the date the Carr LTV Ratio exceeded 50%, an amount such that the Tranche A Loans outstanding subsequent to such payment shall not cause the Carr LTV Ratio to be greater than 50%. In the event that the Carr LTV Ratio exceeds 50% and is greater than or equal to 52.5%, then Carr shall, within twenty-five (25) Domestic Business Days from the last day of any calendar quarter or the date of any New Acquisition when the Carr LTV Ratio is greater than 50%, pay to the Lead Agent, for the account of the Banks, an amount such that the Tranche A Loans outstanding subsequent to such payment shall not cause the Carr LTV Ratio to be greater than 50%. Failure by Carr to comply with the Carr LTV Ratio within 90 days or 25 Domestic Business Days, as the case may be, of the date of such non-compliance shall be an Event of Default.

                      (e) If as of the last day of any calendar quarter the Carr LP LTV Ratio exceeds 50%, but the Carr LP LTV Ratio is not greater than 52.5%, and provided that no Event of Default has occurred and is continuing, either (i) Carr LP shall add additional Real Property Assets to the Carr LP Unencumbered Asset Pool Properties within 90 days of the date the Carr LP LTV Ratio exceeded 50%, in accordance with the provisions of Section 3.3, or (ii) Carr LP shall pay to the Lead Agent, for the account of the Banks, within 90 days of the date the Carr LP LTV Ratio exceeded 50%, an amount such that the Tranche B Loans outstanding subsequent to such payment shall not cause the Carr LP LTV Ratio to be greater than 50%. In the event that the Carr LP LTV Ratio exceeds 50% and is greater than or equal to 52.5%, then Carr LP shall, within twenty-five (25) Domestic Business Days from the last day of any calendar quarter or the date of any New Acquisition when the Carr LP LTV Ratio is greater than 50%, pay to the Lead Agent, for the account of the Banks, an amount such that the Tranche B Loans outstanding subsequent to such payment shall not cause the Carr LP LTV Ratio to be greater than 50%. Failure by Carr LP to comply with the Carr LP LTV Ratio within 90 days or 25 Domestic Business Days, as the case may be, of the date of such non-compliance shall be an Event of Default.

                      SECTION 2.11.  Optional Prepayments.

                      (a) The Borrowers or CarrAmerica LP may, upon at least one Domestic Business Day's notice to the Lead Agent, prepay to the Lead Agent, for the account of the Banks, any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or, if less, the outstanding principal balance, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing. Any notice of prepayment delivered pursuant to this Section 2.11(a) shall set forth the amount of such prepayment which is applicable to any

Loan made for working capital purposes after such prepayment is made.

                      (b) Except as provided in Section 8.2, a Borrower or CarrAmerica LP may not prepay all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof unless the applicable Borrower or CarrAmerica LP shall also pay any applicable expenses pursuant to Section 2.13. Any such prepayment shall be upon at least three (3) Euro-Dollar Business Days' notice to the Lead Agent. Any notice of prepayment delivered pursuant to this
Section 2.11(b) shall set forth the amount of such prepayment which is applicable to any Loan made for working capital purposes after such prepayment is made. Each such optional prepayment shall be in the amounts set forth in
Section 2.11(a) above and shall be applied to prepay ratably the Loans of the Banks included.

                      (c) The Borrower may not prepay any Money Market Loan pursuant to this Section 2.11 except with the prior consent of the applicable Bank or Designated Lender, as the case may be.

                      (d) A Borrower or CarrAmerica LP may, upon at least one
(1) Domestic Business Day's notice to the Lead Agent (by 11:00 a.m New York time on such Domestic Business Day), reimburse the Lead Agent for the benefit of the Fronting Bank for the amount of any drawing under a Letter of Credit in whole or in part in any amount.

                      (e) A Borrower or CarrAmerica LP may at any time return any undrawn Letters of Credit to the Fronting Bank in whole, but not in part, and the Fronting Bank shall give the Lead Agent and each of the Banks notice of such return.

                      (f) Either Borrower may at any time and from time to time cancel all or any part of the Tranche A Commitments or Tranche B Commitments, as applicable, in amounts aggregating One Million Dollars ($1,000,000), or an integral multiple of One Million Dollars ($1,000,000) in excess thereof, by the delivery to the Lead Agent and the Banks of a notice of cancellation upon at least three (3) Domestic Business Days' notice to Lead Agent and the Banks, whereupon, in either event, all or such portion of the Tranche A Commitments or Tranche B Commitments, as applicable, shall terminate as to the Banks, pro rata on the date set forth in such notice of cancellation, and, if there are any Loans then outstanding in an aggregate amount which exceeds the aggregate Tranche A Commitments or Tranche B Commitments, as applicable (after giving effect to any such reduction), the applicable Borrower shall prepay to the Lead Agent, for the account of the Banks, as applicable, all or such portion of Loans outstanding on such date in accordance with the requirements of Sections 2.11(a) and (b). In no event shall either Borrower be permitted to cancel Commitments for which a Letter of Credit has been issued and is outstanding unless such Borrower returns (or causes to be returned) such Letter of Credit to the Fronting Bank. A Borrower shall be permitted to designate in its notice of cancellation which Loans, if any, are to be prepaid.

                      (g) Upon receipt of a notice of prepayment or cancellation or a return of a Letter of Credit pursuant to this Section, the Lead Agent shall promptly, and in any event within one (1) Domestic Business Day, notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment or cancellation and such notice shall not thereafter be revocable by the Borrowers or CarrAmerica LP.

                      (h) Any amounts so prepaid pursuant to this Section 2.11 may be reborrowed subject to the other terms of this Agreement. In the event either Borrower elects to cancel all or any portion of the Commitments pursuant to Section 2.11(e) hereof, such amounts may not be reborrowed.

                      SECTION 2.12.  General Provisions as to Payments.

                      (a) The Borrowers and CarrAmerica LP shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Lead Agent at its address referred to in Section 9.1. The Lead Agent will distribute to each Bank its ratable share of each such payment received by the Lead Agent for the account of the Banks on the same day as received by the Lead Agent if received by the Lead Agent by 3:00 p.m. (New York City time), or, if received by the Lead Agent after 3:00 p.m. (New York City time), on the immediately following Domestic Business Day. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                      (b) Unless the Lead Agent shall have received notice from a Borrower or CarrAmerica LP prior to the date on which any payment is due to the Banks hereunder that such Borrower or CarrAmerica LP will not make such payment in full, the Lead Agent may assume that such Borrower or CarrAmerica LP, as applicable has made such payment in full to the Lead Agent on such date and the Lead Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that such Borrower or CarrAmerica LP shall not have so made such payment, each Bank shall repay to the Lead Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Lead Agent, at the Federal Funds Rate.

                      SECTION 2.13. Funding Losses. If a Borrower or CarrAmerica LP makes any payment of principal with respect to any Euro-Dollar Loan (pursuant to Article II, VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.7(b), or if a Borrower fails to borrow any Euro-Dollar Loans, after notice has been given to any Bank in accordance with Section 2.4(a), such Borrower or CarrAmerica LP shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Bank shall have delivered to such Borrower or CarrAmerica LP a certificate as to the amount of such loss or expense and the calculation thereof, which certificate shall be conclusive in the absence of manifest error.

                      SECTION 2.14. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                      SECTION 2.15. Method of Electing Interest Rates.

                      (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by such Borrower or CarrAmerica LP in the applicable Notice of Borrowing. Thereafter, such Borrower or CarrAmerica LP, as applicable, may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article VIII), as follows:

                      (i) if such Loans are Base Rate Loans, a Borrower or CarrAmerica LP, as applicable, may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

                      (ii) if such Loans are Euro-Dollar Loans, a Borrower or CarrAmerica LP, as applicable, may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Lead Agent at least three (3) Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be continued as Base Rate Loans, in which case such notice shall be delivered to the Lead Agent no later than 12:00 Noon (New York City time) at least one (1) Domestic Business Day before such continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group, (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each $1,000,000 or any larger multiple of $1,000,000, (iii) subject to Section 2.1, there shall be no more than ten (10) Borrowings comprised of Euro-Dollar Loans outstanding at any time under this Agreement, (iv) no Loan may be continued as, or converted into, a Euro-Dollar Loan when any Event of Default has occurred and is continuing, and
(v) no Interest Period shall extend beyond the Maturity Date.

                      (b) Each Notice of Interest Rate Election shall specify:

                          (i) the Group of Loans (or portion thereof) to which such notice applies;

                          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

                          (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

                          (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

                      (c) Upon receipt of a Notice of Interest Rate Election from a Borrower or CarrAmerica LP pursuant to subsection (a) above, the Lead Agent shall notify each Bank on the same day as it receives such Notice of Interest Rate Election of the contents thereof and such notice shall not thereafter be revocable by such Borrower or CarrAmerica LP. If such Borrower or CarrAmerica LP fails to deliver a timely Notice of Interest Rate Election to the Lead Agent for any

Group of Euro-Dollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

                      SECTION 2.16. Letters of Credit. (a) Subject to the terms contained in this Agreement and the other Loan Documents, upon the receipt of a notice in accordance with Section 2.2(b) requesting the issuance of a Letter of Credit, the Fronting Bank shall issue a Letter of Credit or Letters of Credit in such form as is reasonably acceptable to the applicable Borrower or CarrAmerica LP, as applicable, in an amount or amounts equal to the amount or amounts requested by the applicable Borrower or CarrAmerica LP.

                      (b) Each Letter of Credit shall be issued in the minimum amount of One Million Dollars ($1,000,000).

                      (c) The Letter of Credit Usage shall be no more than $30,000,000 at any one time.

                      (d) There shall be no more than five (5) Letters of Credit outstanding at any one time.

                      (e) In the event of any request for a drawing under any Letter of Credit by the beneficiary thereunder, the Fronting Bank shall notify the applicable Borrower and the Lead Agent (and the Lead Agent shall endeavor to notify each Bank thereof) on or before the date on which the Fronting Bank intends to honor such drawing, and, except as provided in this subsection (e), the applicable Borrower shall reimburse the Fronting Bank, in immediately available funds, on the same day on which such drawing is honored in an amount equal to the amount of such drawing. Notwithstanding anything contained herein to the contrary, however, unless such Borrower or CarrAmerica LP shall have notified the Lead Agent, and the Fronting Bank prior to 11:00 a.m. (New York time) on the Domestic Business Day immediately prior to the date of such drawing that such Borrower intends to reimburse the Fronting Bank for the amount of such drawing with funds other than the proceeds of the Loans, the applicable Borrower or CarrAmerica LP shall be deemed to have timely given a Notice of Borrowing pursuant to Section 2.2 to the Lead Agent, requesting a Borrowing of Base Rate Loans on the date on which such drawing is honored and in an amount equal to the amount of such drawing. Each Bank (other than the Fronting Bank) shall, in accordance with Section 2.4(b), make available its share of such Borrowing to the Lead Agent, the proceeds of which shall be applied directly by the Lead Agent to reimburse the Fronting Bank for the amount of such draw. In the event that any such Bank fails to make available to the Fronting Bank the amount of such Bank's participation on the date of a drawing, the Fronting Bank shall be entitled to recover such amount on demand from such Bank together with interest at the Federal Funds Rate commencing on the date such drawing is honored.

                      (f) If, after the date hereof, any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (a) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, or participations in any letter of credit, upon any Bank (including the Fronting Bank) or (b) impose on any Bank any other condition regarding this Agreement or such Bank (including the Fronting Bank) as it pertains to the Letters of Credit or any participation therein and the result of any event referred to in the preceding clause (a) or (b) shall be to increase the cost to the Fronting Bank or any Bank of issuing or maintaining any Letter of Credit or participating therein then the applicable Borrower or CarrAmerica LP shall pay to the Fronting Bank or such Bank, within 15 days after written demand by such Bank (with a copy to the Lead Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, such additional amounts as shall be required to compensate the Fronting Bank or such Bank for such increased costs or reduction in amounts received or receivable hereunder together with interest thereon at the Base Rate. The amount specified in the written demand shall, absent manifest error, be final and conclusive and binding upon the Borrowers and CarrAmerica LP.

                      (g) The Borrowers and CarrAmerica LP hereby agree to protect, indemnify, pay and save the Fronting Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and disbursements) which the Fronting Bank may incur or be subject to as a result of (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of the Fronting Bank or (ii) the failure of the Fronting

Bank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (collectively, "Governmental Acts"), other than as a result of the gross negligence or wilful misconduct of the Fronting Bank. As between the Borrowers, CarrAmerica LP and the Fronting Bank, the Borrowers and CarrAmerica LP assume all risks of the acts and omissions of, or misuses of, the Letters of Credit issued by the Fronting Bank, by the beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Fronting Bank shall not be responsible (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of such Letters of Credit, even if it should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or insufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any message, by mail, cable, telegraph, telex, facsimile transmission, or otherwise; (v) for errors in interpretation of any technical terms; (vi) for any loss or delay in the transmission or otherwise of any documents required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of such Letter of Credit; and (viii) for any consequence arising from causes beyond the control of the Fronting Bank, including any Government Acts, in each case other than as a result of the gross negligence or willful misconduct of the Fronting Bank. None of the above shall affect, impair or prevent the vesting of the Fronting Bank's rights and powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Fronting Bank under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith, shall not put the Fronting Bank under any resulting liability to the Borrowers or CarrAmerica LP.



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



                      (h) If the Fronting Bank or the Lead Agent is required at any time, pursuant to any bankruptcy, insolvency, liquidation or reorganization law or otherwise, to return to the Borrowers or CarrAmerica LP any reimbursement by the Borrowers or CarrAmerica LP of any drawing under any Letter of Credit, each Bank shall pay to the Fronting Bank or the Lead Agent, as the case may be, its share of such payment, but without interest thereon unless the Fronting Bank or the Lead Agent is required to pay interest on such amounts to the person recovering such payment, in which case with interest thereon, computed at the same rate, and on the same basis, as the interest that the Fronting Bank or the Lead Agent is required to pay.

                      SECTION 2.17. Letter of Credit Usage Absolute. The obligations of the Borrowers and CarrAmerica LP under this Agreement in respect of any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement (as the same may be amended from time to time) and any Letter of Credit Documents (as hereinafter defined) under all circumstances, including, without limitation, to the extent permitted by law, the following circumstances:

                      (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Letter of Credit Documents") or any Loan Document;

                      (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of either Borrower or CarrAmerica LP in respect of the Letters of Credit or any other amendment or waiver of or any consent by either Borrower or CarrAmerica LP to departure from all or any of the Letter of Credit Documents or any Loan Document, provided that the Fronting Bank shall not consent to any such change or amendment unless previously consented to in writing by either Borrower or CarrAmerica LP, as applicable;

                      (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of either Borrower or CarrAmerica LP in respect of the Letters of Credit;

                      (d) the existence of any claim, set-off, defense or other right that either Borrower or CarrAmerica LP may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Lead Agent, the Fronting Bank or any Bank (other than a defense based on the gross negligence or wilful misconduct of the Lead Agent, the Fronting Bank or such Bank) or any other Person, whether in connection with the Loan Documents, the transactions contemplated hereby or by the Letters of Credit Documents or any unrelated transaction;

                      (e) any draft or any other document presented under or in connection with any Letter of Credit or other Loan Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; provided that payment by the Fronting Bank under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or wilful misconduct of the Fronting Bank;

                      (f) payment by the Fronting Bank against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit; provided that such payment shall not have constituted gross negligence or wilful misconduct of the Fronting Bank; and

                      (g) any other circumstance or happening whatsoever other than the payment in full of all obligations hereunder in respect of any Letter of Credit or any agreement or instrument relating to any Letter of Credit, whether or not similar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Borrowers or CarrAmerica LP; provided that such other circumstance or happening shall not have been the result of gross negligence or wilful misconduct of the Fronting Bank.


                                   ARTICLE III

                                   CONDITIONS


                      SECTION 3.1. Closing. The closing hereunder shall occur on the date (the "Closing Date") when each of the following conditions is satisfied (or waived by the Lead


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Agent), each document to be dated the Closing Date unless otherwise indicated:

                      (a) Carr and CarrAmerica LP shall have executed and delivered to the Lead Agent a Tranche A Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.5;

                      (b) Carr and Carr LP shall have executed and delivered to the Lead Agent a Tranche B Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.5;

                      (c) the Borrowers and CarrAmerica LP shall have executed and delivered to the Lead Agent a duly executed original of this Agreement;

                      (d) Lead Agent shall have received an opinion of Hogan & Hartson L.L.P., with respect to certain matters of New York and Maryland law, acceptable to the Lead Agent, the Banks and their counsel;

                      (e) the Lead Agent shall have received all documents the Lead Agent may reasonably request relating to the existence of the Borrowers and CarrAmerica LP, the authority for and the validity of this Agreement and the other Loan Documents, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Lead Agent. Such documentation shall include, without limitation, the articles of incorporation and by-laws of Carr and the partnership agreement and limited partnership certificate of Carr LP and CarrAmerica LP, as amended, modified or supplemented to the Closing Date, each certified to be true, correct and complete by a senior officer of Carr, Carr LP or CarrAmerica LP, as applicable, as of a date not more than forty-five (45) days prior to the Closing Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of Maryland with respect to Carr and a good standing certificate from the Secretary of State (or the equivalent thereof) of Delaware with respect to Carr LP and CarrAmerica LP and from the Secretary of State (or the equivalent thereof) of each other State in which Carr, Carr LP and CarrAmerica LP is required to be qualified to transact business, each to be dated not more than forty-five (45) days prior to the Closing Date;



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



                      (f) the Lead Agent shall have received all certificates, agreements and other documents and papers referred to in this Section 3.1 and
Section 3.2, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Lead Agent in its sole discretion;

                      (g) the Borrowers and CarrAmerica LP shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents and the performance thereof by the Borrowers and CarrAmerica LP;

                      (h) the Lead Agent shall have received an unaudited consolidated balance sheet and income statement of Carr for the fiscal quarter ended June 30, 1997;

                      (i) the Lead Agent shall have received wire transfer instructions in connection with the Loans to be made on the Closing Date;

                      (j) the Lead Agent shall have received, for its and any other Bank's account, all fees due and payable pursuant to Section 2.8 hereof on or before the Closing Date, and the reasonable fees and expenses accrued through the Closing Date of Skadden, Arps, Slate, Meagher & Flom LLP;

                      (k) the Lead Agent shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower and CarrAmerica LP, and the validity and enforceability, of the Loan Documents, or in connection with any of the transactions contemplated thereby, and such consents, licenses and approvals shall be in full force and effect;

                      (l) the Lead Agent shall have received satisfactory reports of Uniform Commercial Code filing searches conducted by a search firm acceptable to the Lead Agent with respect to the Borrowers, such searches to be conducted in each of the locations specified by the Lead Agent;

                      (m) no material defaults or Events of Default (as defined therein) shall exist under the Existing Credit Agreement or any existing agreement entered into by either Borrower or CarrAmerica LP in connection with any Debt of such Borrower or CarrAmerica LP;



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



                      (n) the representations and warranties of the Borrowers and CarrAmerica LP contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date both before and after giving effect to the making of any Loans;

                      (o) receipt by the Lead Agent and the Banks of a certificate of the chief financial officer or the chief accounting officer of Carr certifying that the Borrowers and CarrAmerica LP are in compliance with all covenants of the Borrowers and CarrAmerica LP contained in this Agreement, including, without limitation, the requirements of Section 5.8, as of the Closing Date.

The Lead Agent shall promptly notify the Borrowers and CarrAmerica LP and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

                      SECTION 3.2. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing or to participate in any Letter of Credit issued by the Fronting Bank and the obligation of the Fronting Bank to issue a Letter of Credit on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                      (a) the Closing Date shall have occurred on or prior to September 30, 1997;

                      (b) receipt by the Lead Agent of a Notice of Borrowing as required by Section 2.2 or Section 2.3;

                      (c) immediately after such Borrowing, the Outstanding Balance will not exceed the aggregate amount of the Commitments and with respect to each Bank, such Bank's pro rata portion of the Loans and Letter of Credit Usage will not exceed such Bank's Commitment;

                      (d) immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the making of such Loans;

                      (e) the representations and warranties of the Borrowers and CarrAmerica LP contained in this Agreement shall be true and correct in all material respects on and as of the


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



date of such Borrowing both before and after giving effect to the making of such Loans;

                      (f) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans, the issuance of any Letters of Credit or any participations therein or the consummation of the transactions contemplated hereby; and

                      (g) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Lead Agent or the Required Banks, as the case may be, has had or is likely to have a Material Adverse Effect.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the applicable Borrower and CarrAmerica LP, if applicable, on the date of such Borrowing as to the facts specified in clauses (c) through (g) of this Section (except that with respect to clause (f), such representation and warranty shall be deemed to be limited to laws, regulations, orders, judgments, decrees and litigation affecting the Borrowers or CarrAmerica LP and not solely the Banks).

                      SECTION 3.3 New Acquisitions and Additional Real Property Assets. All New Acquisitions or Real Property Assets may be added to the Unencumbered Asset Pool Properties upon written notice from either Borrower to the Lead Agent specifying that such New Acquisition has been acquired and that the same qualify as an Unencumbered Asset Pool Property.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


         In order to induce the Lead Agent and each of the other Banks which may become a party to this Agreement to make the Loans, the applicable Borrower or CarrAmerica LP makes the following representations and warranties as of the date hereof. Such representations and warranties shall survive the effectiveness of this Agreement, the execution and


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delivery of the other Loan Documents and the making of the Loans.

                      SECTION 4.1. Existence and Power of Carr. Carr is duly organized, validly existing and in good standing as a corporation under the laws of the State of Maryland and has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect.

                      SECTION 4.2. Existence and Power of Carr LP and CarrAmerica LP. Carr LP and CarrAmerica LP are each duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware and each has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and each has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect.

                      SECTION 4.3. Power and Authority of Carr. Carr has the corporate power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action to authorize the execution and delivery on behalf of Carr and the performance by Carr of such Loan Documents. Carr has duly executed and delivered each Loan Document to which it is a party, and each such Loan Document constitutes the legal, valid and binding obligation of Carr, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

                      SECTION 4.4. Power and Authority of Carr LP and CarrAmerica LP. Carr LP and CarrAmerica LP each have the partnership power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action to authorize the execution and delivery on behalf of


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



Carr LP or CarrAmerica LP, as applicable, and the performance by Carr LP or CarrAmerica LP, as applicable, of such Loan Documents. Carr LP and CarrAmerica LP have each duly executed and delivered each Loan Document to which it is a party, and each such Loan Document constitutes the legal, valid and binding obligation of Carr LP or CarrAmerica LP, as applicable, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

                      SECTION 4.5. No Violation. Neither the execution, delivery or performance by or on behalf of the Borrowers or CarrAmerica LP of the Loan Documents, nor compliance by the Borrowers or CarrAmerica LP with the terms and provisions thereof nor the consummation of the transactions contemplated by the Loan Documents, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality or (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrowers or CarrAmerica LP pursuant to the terms of any indenture, mortgage, deed of trust, or other agreement or other instrument to which the Borrowers or CarrAmerica LP (or of any partnership of which either Borrower is a partner) is a party or by which it or any of its property or assets is bound or to which it is subject or (iii) will cause a default by either Borrower or CarrAmerica LP under any organizational document of any Subsidiary, or cause a default under Carr's articles of incorporation or by-laws or Carr LP's or CarrAmerica LP's agreement of limited partnership.

                      SECTION 4.6. Financial Information.

                      (a) The unaudited consolidated balance sheet of Carr as of June 30, 1997, a copy of which has been delivered to the Lead Agent, fairly presents, in conformity with generally accepted accounting principles, the consolidated financial position of Carr as of such date and its consolidated results of operations for such fiscal year.



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                      (b) Since June 30, 1997, (i) there has been no material
adverse change in the business, financial position or results of operations of the Borrowers and (ii) except as previously disclosed to the Lead Agent or as publicly disclosed, neither the Borrowers nor CarrAmerica LP have incurred any material indebtedness or guaranty.

                      SECTION 4.7. Litigation.

                      (a) There is no action, suit or proceeding pending against, or to the knowledge of the Borrowers or CarrAmerica LP, threatened against or affecting, (i) the Borrowers or CarrAmerica LP or any of their Subsidiaries, (ii) the Loan Documents or any of the transactions contemplated by the Loan Documents or (iii) any of their assets, in any case before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision which could, individually or in the aggregate, have a Material Adverse Effect or which in any manner draws into question the validity of this Agreement or the other Loan Documents.

                      (b) There are no final nonappealable judgments or decrees in an aggregate amount of Five Million Dollars ($5,000,000) or more entered by a court or courts of competent jurisdiction against the Borrowers or either Borrower or CarrAmerica LP (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing).

                       SECTION 4.8. Compliance with ERISA.

                      (a) Except as previously disclosed to the Lead Agent in writing, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii)


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



incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

                      (b) The transactions contemplated by the Loan Documents will not constitute a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject the Lead Agent or the Banks to any tax or penalty or prohibited transactions imposed under Section 4975 of the Code or Section 502(i) of ERISA.

                      SECTION 4.9. Environmental Matters. In the ordinary course of its business, the Borrowers and CarrAmerica LP each review the effect of Environmental Laws on the business, operations and properties of the Borrowers and their subsidiaries or CarrAmerica LP, as applicable, in the course of which they identify and evaluate associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrowers and CarrAmerica LP have reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have a Material Adverse Effect.

                      SECTION 4.10. Taxes. The initial tax year of each Borrower for federal income tax purposes was 1993. The initial tax year of CarrAmerica LP for federal income tax purposes was 1996. The Borrowers and their subsidiaries and CarrAmerica LP have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrowers or any subsidiary. The charges, accruals and reserves on the books of the Borrowers and


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their subsidiaries and CarrAmerica LP in respect of taxes or other governmental charges are, in the opinion of the Borrowers and CarrAmerica LP, adequate.

                      SECTION 4.11. Full Disclosure. All information heretofore furnished by the Borrowers or CarrAmerica LP to the Lead Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in all material respects on the date as of which such information is stated or certified. The Borrowers and CarrAmerica LP have disclosed to the Banks in writing any and all facts known to the Borrowers or CarrAmerica LP which materially and adversely affect or are likely to materially and adversely affect (to the extent the Borrowers or CarrAmerica LP can now reasonably foresee), the business, operations or financial condition of the Borrowers and CarrAmerica LP considered as one enterprise or the ability of the Borrowers or CarrAmerica LP, as applicable, to perform their obligations under this Agreement or the other Loan Documents.

                      SECTION 4.12. Solvency. On the Closing Date and after giving effect to the transactions contemplated by the Loan Documents occurring on the Closing Date, each Borrower and CarrAmerica LP is Solvent.

                      SECTION 4.13. Use of Proceeds; Margin Regulations. All proceeds of the Loans will be used by the Borrowers only in accordance with the provisions hereof. No part of the proceeds of any Loan will be used by the Borrowers to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Federal Reserve Board.

                      SECTION 4.14. Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of any Loan Document or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect.



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                      SECTION 4.15. Investment Company Act; Public Utility
Holding Company Act. Neither Borrower nor CarrAmerica LP is (x) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, (y) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (z) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                      SECTION 4.16. Closing Date Transactions. On the Closing Date and immediately prior to the making of the Loans, the transactions (other than the making of the Loans) intended to be consummated on the Closing Date will have been consummated in accordance with all applicable laws. All consents and approvals of, and filings and registrations with, and all other actions by, any Person required in order to make or consummate such transactions have been obtained, given, filed or taken and are in full force and effect.

                      SECTION 4.17. Representations and Warranties in Loan Documents. All representations and warranties made by the Borrowers and CarrAmerica LP in the Loan Documents are true and correct in all material respects.

                      SECTION 4.18. Patents, Trademarks, etc. Each Borrower and CarrAmerica LP has obtained and holds in full force and effect all patents, trademarks, service marks, trade names, copyrights and other such rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted, the impairment of which is likely to have a Material Adverse Effect. To the Borrowers' and CarrAmerica LP's knowledge, no material product, process, method, substance, part or other material presently sold by or employed by the Borrowers or CarrAmerica LP in connection with such business infringes any patent, trademark, service mark, trade name, copyright, license or other such right owned by any other Person. There is not pending or, to the Borrowers' and CarrAmerica LP's knowledge, threatened any claim or litigation against or affecting either Borrower or CarrAmerica LP contesting its right to sell or use any such product, process, method, substance, part or other material.



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                      SECTION 4.19. No Default. No Default or Event of Default
exists under or with respect to any Loan Document. Neither Borrower nor CarrAmerica LP is in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound in any respect, the existence of which default is likely (to the extent that the Borrowers or CarrAmerica LP, as applicable, can now reasonably foresee) to result in a Material Adverse Effect.

                      SECTION 4.20. Licenses, etc. Each Borrower and CarrAmerica LP has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other consents and approvals which are necessary for the operation of its businesses as presently conducted, the absence of which is likely (to the extent that the Borrowers or CarrAmerica LP, as applicable, can now reasonably foresee) to have a Material Adverse Effect.

                      SECTION 4.21. Compliance With Law. Each Borrower and CarrAmerica LP is in compliance with all laws, rules, regulations, orders, judgments, writs and decrees, including, without limitation, all building and zoning ordinances and codes, the failure to comply with which is likely (to the extent that the Borrowers or CarrAmerica LP, as applicable, can now reasonably foresee) to have a Material Adverse Effect.

                      SECTION 4.22. No Burdensome Restrictions. Neither Borrower nor CarrAmerica LP is a party to any agreement or instrument or subject to any other obligation or any charter or corporate or partnership restriction, as the case may be, which, individually or in the aggregate, is likely (to the extent that the Borrowers or CarrAmerica LP, as applicable, can now reasonably foresee) to have a Material Adverse Effect.

                      SECTION 4.23. Brokers' Fees. Neither Borrower nor CarrAmerica LP has dealt with any broker or finder with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets) or otherwise in connection with this Agreement, and neither Borrower nor CarrAmerica LP has done any acts, had any negotiations or conversation, or made any agreements or promises which will in any way create or give


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



rise to any obligation or liability for the payment by the Borrower or CarrAmerica LP of any brokerage fee, charge, commission or other compensation to any party with respect to the transactions contemplated by the Loan Documents (except with respect to the acquisition or disposition of Real Property Assets), other than the fees payable hereunder.

                      SECTION 4.24. Labor Matters. There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrowers or CarrAmerica LP and the Borrowers or CarrAmerica LP have not suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five (5) years.

                      SECTION 4.25. Organizational Documents. The documents delivered pursuant to Section 3.1(e) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Borrowers. The Borrowers represent that they have delivered to the Lead Agent true, correct and complete copies of each of the documents set forth in this Section 4.25. CarrAmerica LP represents that it has delivered to the Lead Agent and the Banks true, correct and complete copies of all of the organizational documents (together with all amendments and modifications thereof) of CarrAmerica LP as of the Closing Date.

                      SECTION 4.26. Principal Offices. The principal office, chief executive office and principal place of business of each of the Borrowers and CarrAmerica LP is 1700 Pennsylvania Avenue, N.W., Washington, D.C.

                      SECTION 4.27. REIT Status. For the fiscal year ended December 31, 1996, Carr qualified and Carr intends to continue to qualify as a real estate investment trust under the Code.

                      SECTION 4.28. Ownership of Property. Schedule 4.28 attached hereto and made a part hereof sets forth all the real property owned or leased by the Borrowers and Persons in which the Borrowers, directly or indirectly, own an interest as of the Closing Date. As of the Closing Date, each Borrower and such Persons have good and insurable fee simple title (or leasehold title if so designated on Schedule 4.28) to all of such real property, subject to customary encumbrances and liens as of the date of this Agreement.


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As of the date of this Agreement, there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of the Real Property Assets except as disclosed on Schedule 4.28.

                      SECTION 4.29. Insurance. Each Borrower and CarrAmerica LP currently maintains, or causes its tenants to maintain, insurance at 100% replacement cost insurance coverage (subject to customary deductibles) in respect of each of the Real Property Assets, as well as commercial general liability insurance (including "builders' risk") against claims for personal, and bodily injury and/or death, to one or more persons, or property damage, as well as workers' compensation insurance, in each case with respect to the Real Property Assets with insurers having an A.M. Best policyholders' rating of not less than A-IX in amounts that prudent owner of assets such as the Real Property Assets would maintain.



                                    ARTICLE V

                       AFFIRMATIVE AND NEGATIVE COVENANTS


         Each Borrower and CarrAmerica LP covenant and agree that, so long as any Bank has any Commitment hereunder or any Obligations remain unpaid:

                      SECTION 5.1. Information. The applicable Borrower will deliver to the Lead Agent and to each of the Banks:

                      (a) as soon as available and in any event within 105 days after the end of each fiscal year of Carr, an audited consolidated balance sheet of Carr as of the end of such fiscal year and the related consolidated statements of cash flow and operations for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, audited by KPMG Peat Marwick LLP or other independent public accountants of similar standing;

                      (b) as soon as available and in any event within fifty
(50) days after the end of each quarter of each fiscal year of Carr, a statement of Carr, prepared on a GAAP basis, setting forth the operating income and operating expenses of


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Carr, in sufficient detail so as to calculate net operating cash flow of Carr for the immediately preceding quarter;

                      (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of Carr (i) setting forth in reasonable detail the calculations required to establish whether the Borrowers were in compliance with the requirements of Section 5.8 on the date of such financial statements;(ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the applicable Borrower or CarrAmerica LP is taking or proposes to take with respect thereto; and (iii) certifying (x) that such financial statements fairly present the financial condition and the results of operations of Carr as of the dates and for the periods indicated, on the basis of generally accepted accounting principles, subject, in the case of interim financial statements, to normal year-end adjustments, and (y) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the applicable Borrower or CarrAmerica LP during the period beginning on the date through which the last such review was made pursuant to this Section 5.1(c) (or, in the case of the first certification pursuant to this Section 5.1(c), the Closing Date) and ending on a date not more than ten (10) Domestic Business Days prior to the date of such delivery and that on the basis of such review of the Loan Documents and the business and condition of the applicable Borrower or CarrAmerica LP, to the best knowledge of such officer, no Default or Event of Default under any other provision of Section 6.1 occurred or, if any such Default or Event of Default has occurred, specifying the nature and extent thereof and, if continuing, the action the applicable Borrower or CarrAmerica LP proposes to take in respect thereof;

                      (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;



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                      (e) (i) within five (5) days after the president, chief
financial officer, treasurer, controller or other executive officer of either Borrower or CarrAmerica LP obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the president of such Borrower or CarrAmerica LP setting forth the details thereof and the action which such Borrower or CarrAmerica LP is taking or proposes to take with respect thereto; (ii) promptly and in any event within ten (10) days after either Borrower or CarrAmerica LP obtains knowledge thereof, notice of (x) any litigation or governmental proceeding pending or threatened against the Borrower or CarrAmerica LP, as applicable, as to which, if adversely determined, is likely to individually or in the aggregate, result in a Material Adverse Effect, and (y) any other event, act or condition which is likely to result in a Material Adverse Effect;

                      (f) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of such Borrower or CarrAmerica LP setting forth details as to


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such occurrence and action, if any, which such Borrower, CarrAmerica LP or applicable member of the ERISA Group is required or proposes to take;

                      (g) promptly and in any event within five (5) Domestic Business Days after either Borrower or CarrAmerica LP obtains actual knowledge of any of the following events, a certificate of the applicable Borrower or CarrAmerica LP, executed by an officer of the applicable Borrower or CarrAmerica LP, specifying the nature of such condition and such Borrower's or CarrAmerica LP's, if the applicable Borrower or CarrAmerica LP, as the case may be, has actual knowledge thereof, the Environmental Affiliate's proposed initial response thereto: (i) the receipt by the applicable Borrower or CarrAmerica LP, or, if such Borrower or CarrAmerica LP has actual knowledge thereof, any of the Environmental Affiliates, of any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that the applicable Borrower or CarrAmerica LP, or, if the applicable Borrower or CarrAmerica LP has actual knowledge thereof, any of the Environmental Affiliates, is not in compliance with applicable Environmental Laws, and such noncompliance is likely to have a Material Adverse Effect, (ii) the applicable Borrower or CarrAmerica LP shall obtain actual knowledge that there exists any Environmental Claim pending or threatened against the applicable Borrower, CarrAmerica LP or any Environmental Affiliate or (iii) the applicable Borrower obtains actual knowledge of any release, emission, discharge or disposal of any Materials of Environmental Concern that are likely to form the basis of any Environmental Claim against the applicable Borrower, CarrAmerica LP or any Environmental Affiliate;

                      (h) promptly and in any event within five (5) Domestic Business Days after receipt of any material notices or correspondence from any company or agent for any company providing insurance coverage to either Borrower or CarrAmerica LP relating to any material loss or loss in excess of $1,500,000 of the applicable Borrower or CarrAmerica LP, copies of such notices and correspondence; and

                      (i) promptly upon the mailing thereof to the shareholders or partners of either Borrower or CarrAmerica LP, copies of all financial statements, reports and proxy statement so mailed;

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                      (j) promptly upon the filing thereof, copies of all
registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which either Borrower or CarrAmerica LP shall have filed with the Securities and Exchange Commission;

                      (k) simultaneously with delivery of the certificate required pursuant to Section 5.1(c), an updated Schedule 4.28, certified by the chief financial officer or any senior vice president or executive vice president of Carr as true, correct and complete as of the date such updated schedules are delivered;

                      (l) within 5 days after filing of the annual income tax return with the Internal Revenue Service, a certificate of the chief financial officer or chief accounting officer of Carr certifying that Carr is properly classified and continues to qualify as a real estate investment trust under the Internal Revenue Code and has taken all actions consistent with maintaining such status;

                      (m) simultaneously with delivery of the information required by Sections 5.1(a) and (b), a statement of Unencumbered Asset Pool Net Operating Cash Flow with respect to each Unencumbered Asset Pool Property and a list of all Unencumbered Asset Pool Properties and a statement with respect to the occupancy at the end of the relevant period for each Unencumbered Asset Pool Property; and

                      (n) from time to time such additional information regarding the financial position or business of the Borrowers as the Lead Agent, at the request of any Bank, may reasonably request.

                      SECTION 5.2. Payment of Obligations. Each Borrower and CarrAmerica LP will pay and discharge, at or before maturity, all its material obligations and liabilities including, without limitation, any obligation pursuant to any agreement by which it or any of its properties is bound and any tax liabilities, except where such tax liabilities may be contested in good faith by appropriate proceedings, and will maintain in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same, in any case, where failure to do so will likely result in a Material Adverse Effect.



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                      SECTION 5.3. Maintenance of Property; Insurance.

                      (a) Each Borrower and CarrAmerica LP will keep, and will cause each of its Subsidiaries to keep, all property useful and necessary in its business, including, without limitation, the Real Property Assets, in good repair, working order and condition, ordinary wear and tear and the provisions of any mortgage with respect to casualty or condemnation events excepted.

                      (b) Each Borrower and CarrAmerica LP shall or shall cause the Subsidiaries to maintain "all risk" insurance covering 100% replacement cost of its real property assets with insurers having an A.M. Best policyholder's rating of not less than A-VIII, which insurance shall in any event not provide for materially less coverage than the insurance in effect on the Closing Date, and furnish to each Bank from time to time, upon written request, copies of certificates of insurance under which such insurance is issued and such other information relating to such insurance as such Bank may reasonably request.

                      SECTION 5.4. Conduct of Business. Each Borrower and CarrAmerica LP will continue to engage in business of the same general type as now conducted by each Borrower and CarrAmerica LP, as the case may be.

                      SECTION 5.5. Compliance with Laws. Each Borrower and CarrAmerica LP will comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, all zoning and building codes and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

                      SECTION 5.6. Inspection of Property, Books and Records. The Borrowers and CarrAmerica LP will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of any Bank at such Bank's expense to visit and inspect any of its properties to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable


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times, upon reasonable notice, and as often as may reasonably be desired.

                      SECTION 5.7. Existence.

                      (a) Each Borrower and CarrAmerica LP shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence or its partnership existence, as applicable.

                      (b) Each Borrower and CarrAmerica LP shall do or cause to be done all things necessary to preserve and keep in full force and effect its patents, trademarks, servicemarks, tradenames, copyrights, franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals the nonexistence of which is likely to have a Material Adverse Effect.

                      SECTION 5.8. Financial Covenants.

                      (a) Debt Service Coverage. Measured as of the last day of each calendar quarter, the ratio of (i) Annual EBITDA to (ii) the sum of (x) Debt Service plus (y) reserves for Capital Expenditures of $1.50 per square foot per annum for each Real Property Asset, will not be less than 1.75:1.

                      (b) Maximum Total Debt to Tangible FMV. As of the last day of each calendar quarter, the Maximum Total Debt Ratio will not be greater than 50%.

                      (c) Carr Maximum Total Debt to Carr Tangible FMV. As of the last day of each calendar quarter, the Carr Maximum Total Debt Ratio will not be greater than 50%.


                      (d) Carr LP Maximum Total Debt to Carr LP Tangible FMV. As of the last day of each calendar quarter, the Carr LP Maximum Total Debt Ratio will not be greater than 60%.

                      (e) EBITDA Interest Coverage. As of the last day of each calendar quarter, the ratio of (x) Annual EBITDA to (y) interest (whether accrued, paid or capitalized) actually payable by either Borrower or the Borrowers on its Debt for the previous four consecutive quarters including the quarter then ended, will not be less than 2.25:1.


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                      (f) EBITDA Coverage. As of the last day of each calendar
quarter, the ratio of (x) Annual EBITDA to (y) the sum of (i) Debt Service plus
(ii) Capital Expenditures of the Borrowers for the previous four consecutive quarters including the quarter then ended plus (iii) dividends or other payments payable by Carr with respect to any preferred stock issued by Carr, will not be less than 1.25:1.

                      (g) Dividends. Carr will not, as determined on an aggregate annual basis, pay any dividends in excess of 90% of Carr's consolidated FFO for such year. During the continuance of an Event of Default under Section 6.1(a), Carr shall only pay those dividends necessary to maintain its status as a real estate investment trust.

                      (h) Borrowers LTV Ratio. As of the last day of each calendar quarter and as of the date of any New Acquisition, the Borrowers LTV Ratio shall not exceed 50%, subject, however, to the Borrowers' rights to cure pursuant to Section 2.10(a). Failure to restore compliance with this Section 5.8(h) in accordance with Section 2.10(a) shall be an immediate Event of Default.

                      (i) Carr LTV Ratio. As of the last day of each calendar quarter and as of the date of any New Acquisition, the Carr LTV Ratio shall not exceed 50%, subject, however, to Carr's rights to cure pursuant to Section 2.10(d). Failure to restore compliance with this Section 5.8(i) in accordance with Section 2.10(d) shall be an immediate Event of Default.

                      (j) Carr LP LTV Ratio. As of the last day of each calendar quarter and as of the date of any New Acquisition, the Carr LP LTV Ratio shall not exceed 50%, subject, however, to Carr LP's rights to cure pursuant to
Section 2.10(e). Failure to restore compliance with this Section 5.8(j) in accordance with Section 2.10(e) shall be an immediate Event of Default.

                      (k) Unencumbered Asset Pool Properties Minimum Debt Service Coverage. As of the last day of each calendar quarter, the Borrowers shall be in compliance with the Unencumbered Asset Pool Properties Minimum Debt Service Coverage, subject, however, to the Borrowers' rights to cure pursuant to
Section 2.10(c). Failure to restore compliance with this Section 5.8(k) in accordance with Section 2.10(c) shall be an immediate Event of Default.


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                      (l) Minimum Consolidated Tangible Net Worth. The
Consolidated Tangible Net Worth will at no time be less the sum of (x) $1,000,000,000 and (y) 90% of the Net Offering Proceeds from and after the date hereof.

                      SECTION 5.9. Restriction on Fundamental Changes; Operation and Control. (a) Carr shall carry on its business operations through Carr and its Subsidiaries. Neither Borrower nor CarrAmerica LP shall enter into any merger or consolidation, unless such Borrower or CarrAmerica LP, as applicable, is the surviving entity, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its business or property, whether now or hereafter acquired, hold an interest in any subsidiary which is not controlled by such Borrower or CarrAmerica LP, as applicable, or enter into other business lines, without the prior written consent of the Required Banks, except for (i) joint ventures in which Carr's ownership interest shall be less than 15% of the fair market value of the Real Property Assets owned by Carr as of the date hereof and (ii) Carr Real Estate Services, Inc., Carr Development and Construction, Inc. and any other similar service company. For purposes hereof, "fair market value" shall mean the quotient of (x) Net Operating Income with respect to the Real Property Assets owned by Carr as of the date hereof and
(y) the FMV Cap Rate.

                      (b) Neither Borrower nor CarrAmerica LP shall amend its articles of incorporation, by-laws or agreement of limited partnership, as applicable, in any material respect, without the Lead Agent's consent, which shall not be unreasonably withheld.

                      SECTION 5.10. Changes in Business. The Borrowers and CarrAmerica LP shall not enter into any business which is substantially different from that conducted by the Borrowers and CarrAmerica LP on the Closing Date after giving effect to the transactions contemplated by the Loan Documents.


                      SECTION 5.11. Fiscal Year; Fiscal Quarter. The Borrowers and CarrAmerica LP shall not change their fiscal year or any of their fiscal quarters.



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                      SECTION 5.12. Margin Stock. None of the proceeds of the
Loan will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

                      SECTION 5.13. Sale of Unencumbered Asset Pool Properties. Prior to the sale or transfer of any Unencumbered Asset Pool Property, the applicable Borrower shall (i) deliver prior written notice to the Lead Agent and the Banks, (ii) deliver to the Lead Agent and the Banks a certificate from its Chief Financial Officer certifying that at the time of such sale or other disposal (based on pro-forma calculations for the previous period assuming that such Unencumbered Asset Pool Property was not an Unencumbered Asset Pool Property for the relevant period) all of the covenants contained in Sections 5.8 through 5.14 and 5.16 through 5.21 are and after giving effect to the transaction shall continue to be true and accurate in all respects, and (iii) pay to the Lead Agent an amount equal to that required pursuant to Section 2.10(b).

                      SECTION 5.14. Liens; Release of Liens. Neither Borrower nor any of their Subsidiaries shall at any time during the Term directly or indirectly create, incur, assume or permit to exist any Lien for borrowed monies or any other Lien other than Permitted Liens unless the same is being contested in good faith and the same is discharged, bonded off or paid within thirty (30) days of filing of such Lien, on or with respect to any Unencumbered Asset Pool Property. Notwithstanding the foregoing, the Borrowers may obtain a release from the terms of this Agreement of any Unencumbered Asset Pool Property provided that such Borrower has complied with Section 2.10(b) and prior to or simultaneously with such release (i) such Borrower shall pay to the Lead Agent any amounts due pursuant to Section 2.10(b), and (ii) such Borrower delivers to the Lead Agent and the Banks a certificate from its Chief Financial Officer certifying that at the time of the release all of the covenants contained in Sections 5.8 through 5.14 and 5.16 through 5.21 are and after giving effect to the transaction shall continue to be true and accurate in all respects.

                      SECTION 5.15 Use of Proceeds. The Borrowers and CarrAmerica LP shall use the proceeds of the Loans solely (i) to facilitate the acquisition by Carr (either directly or indirectly through Subsidiaries) of real properties (or interests therein) (the "New Acquisitions") which are office


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buildings (it being understood that Carr LP may distribute, lend or otherwise transfer the proceeds of a Tranche B Loan to Carr for such purpose, and that Carr may distribute, lend or otherwise transfer the proceeds of a Tranche A Loan (or the proceeds of a Tranche B Loan received from Carr LP) to a Subsidiary for such purpose), (ii) for other purposes related to the acquisition of office buildings (including, without limitation, the acquisition of property service companies in connection therewith and the payment of fees and other costs related to such acquisition), (iii) for working capital purposes, (iv) for development and construction activities in accordance with Section 5.16 hereof or (v) for additional investments in Omni Offices, Inc.

                      SECTION 5.16 Development Activities. Neither the Borrowers nor CarrAmerica LP shall have invested more than an amount in the aggregate as to all such Persons in any current development and construction activities, equal to ten percent (10%) of Tangible FMV at any time other than (i) development of "build-to-suit" improvements in excess of 85% pre-leased to tenants (in connection with which the Borrowers and CarrAmerica LP shall have no construction completion risk) or (ii) development in connection with the expansion and/or repositioning or restoration following a casualty or condemnation of existing improvements on Real Property Assets.

                      SECTION 5.17 Restrictions on Secured Debt. Neither of the Borrowers nor CarrAmerica LP shall incur Debt secured by a Lien which in the aggregate exceeds 30% of Tangible FMV.

                      SECTION 5.18. Carr's Status. Carr shall at all times (i) remain a publicly traded company listed on the New York Stock Exchange, and (ii) maintain its status as a self-directed and self-administered real estate investment trust under the Internal Revenue Code.

                      SECTION 5.19 Certain Requirements for the Unencumbered Asset Pool Properties. At all times, the Unencumbered Asset Pool Properties Value of the Unencumbered Asset Pool Properties which are less than 85% leased to tenants (including as leased any space for which a lease termination payment has been made to either Borrower or CarrAmerica LP but only for the period for which such payment shall cover the rental income for such space) shall not comprise more than 20% of the Unencumbered Asset Pool Properties Value. In the event that the requirements of this Section 5.19 are


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not satisfied, the Borrowers and CarrAmerica LP shall be prohibited from further
Borrowings unless such Borrower or CarrAmerica LP adds a New Acquisition or Real Property Asset to the Unencumbered Asset Pool Properties in accordance with this Agreement in order to restore compliance with the requirements of this provision. Failure to restore compliance with the requirements of this Section
5.19 within 90 days of such non-compliance shall be an Event of Default.

                      SECTION 5.20 Hedging Requirements. The Borrowers and CarrAmerica LP shall maintain "Interest Rate Hedges" (as defined below) on a notional amount of the Debt of the Borrowers and CarrAmerica LP and their Subsidiaries which, when added to the aggregate principal amount of the Debt of the Borrowers, CarrAmerica LP and their Subsidiaries which bears interest at a fixed rate, equals or exceeds 75% of the aggregate principal amount of all Debt of the Borrowers and CarrAmerica LP and their Subsidiaries. "Interest Rate Hedges" shall mean interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements having terms, conditions and tenors reasonably acceptable to the Lead Agent entered into by the Borrowers and/or CarrAmerica LP and/or their Subsidiaries in order to provide protection to, or minimize the impact upon, the Borrowers and/or CarrAmerica LP and/or such Subsidiaries of increasing floating rates of interest applicable to Debt.

                      SECTION 5.21. Transfer of Real Property Assets. Neither Carr nor CarrAmerica LP shall transfer its interest or any portion of any interest in any Real Property Asset to Carr LP.

                      SECTION 5.22. CarrAmerica Realty GP Holdings, Inc. Carr hereby covenants that at all times CarrAmerica Realty GP Holdings, Inc. shall remain a wholly-owned Subsidiary of Carr.


                                   ARTICLE VI

                                    DEFAULTS

                      SECTION 6.1. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:



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                      (a) either Borrower or CarrAmerica LP shall fail to pay
when due any principal of any Loan, or either Borrower or CarrAmerica LP shall fail to pay when due any interest on any Loan, provided, however, that a Borrower shall be entitled to a three (3) Domestic Business Day grace period with respect thereto but only as to two (2) payments of interest during the Term, or either Borrower or CarrAmerica LP shall fail to pay within three (3) Domestic Business Days after the same is due any fees or other amounts payable hereunder;

                      (b) either Borrower or CarrAmerica LP shall fail to observe or perform any covenant contained in Sections 5.7(a), 5.8 to 5.19, inclusive, or 5.21, subject to any applicable grace periods set forth therein;

                      (c) either Borrower or CarrAmerica LP shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to such Borrower or CarrAmerica LP by the Lead Agent;

                      (d) any representation, warranty, certification or statement made by either Borrower or CarrAmerica LP in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

                      (e) Either Borrower or CarrAmerica LP shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Recourse Debt or Debt guaranteed by such party (other than the Obligations and provided that such Debt is in an aggregate amount of Ten Million Dollars ($10,000,000) or more) and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender) and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or either Borrower or CarrAmerica LP shall default in the performance or observance of any obligation or condition with respect to any such Debt or any other event shall occur or condition exist beyond the giving of any required notice and the expiration of any applicable grace period (as the same may be extended by the applicable lender), if in any such case the effect of such default, event or condition is to accelerate the maturity



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of any such Debt or to permit (without any further requirement of notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Debt and such default shall not be waived by the applicable lender (which waiver shall serve to reinstate the applicable loan), or any such Debt shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment;

                      (f) either Borrower or CarrAmerica LP shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                      (g) an involuntary case or other proceeding shall be commenced against either Borrower or CarrAmerica LP seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against either Borrower under the federal bankruptcy laws as now or hereafter in effect;

                      (h) either Borrower or CarrAmerica LP shall default in its obligations under any Loan Document other than this Agreement beyond any applicable notice and grace periods;

                      (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA, or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any


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combination of the foregoing, or the PBGC shall institute proceedings under
Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan, or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated, or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000;

                      (j) one or more final nonappealable judgments or decrees in an aggregate amount of six percent (6%) or more of the Consolidated Tangible Net Worth as of such date shall be entered by a court or courts of competent jurisdiction against either Borrower or CarrAmerica LP (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within thirty
(30) days or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;

                      (k) (i) any Environmental Claim shall have been asserted against either Borrower, CarrAmerica LP or any Environmental Affiliate, (ii) any release, emission, discharge or disposal of any Materials of Environmental Concern shall have occurred, and such event is reasonably likely to form the basis of an Environmental Claim against either Borrower, CarrAmerica LP or any Environmental Affiliate, or (iii) either Borrower, CarrAmerica LP or the Environmental Affiliates shall have failed to obtain any Environmental Approval necessary for the ownership, or operation of its business, property or assets or any such Environmental Approval shall be revoked, terminated, or otherwise cease to be in full force and effect, in the case of clauses (i), (ii) or (iii) above, if the existence of such condition has had or is reasonably likely to have a Material Adverse Effect;

                      (l) during any consecutive two year period commencing on or after the date hereof, individuals who at the beginning of such period constituted the Board of Directors of Carr (together with any new directors whose election by the Board of Directors or whose nomination for election by Carr


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stockholders was approved by a vote of at least a majority of the members of the
Board of Directors then in the office who either were members of the Board of Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office; or

                      (m) Carr shall cease at any time to qualify as a real estate investment trust under the Internal Revenue Code.

                      SECTION 6.2. Rights and Remedies. (a) Upon the occurrence of any Event of Default described in Sections 6.1(f) or (g), the unpaid principal amount of, and any and all accrued interest on, the Loans and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrowers and CarrAmerica LP; and upon the occurrence and during the continuance of any other Event of Default, the Lead Agent may exercise any of its rights and remedies hereunder and by written notice to the Borrowers, declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind other than as provided in the Loan Documents (including, without limitation, valuation and appraisement, diligence, presentment, and notice of intent to demand or accelerate), all of which are hereby expressly waived by the Borrowers and CarrAmerica LP. Notwithstanding anything contained in this Agreement to the contrary, (i) Carr and CarrAmerica LP shall be jointly and severally liable for all Obligations arising hereunder in connection with the Tranche A Loans, (ii) Carr and Carr LP shall be jointly and severally liable for all Obligations arising hereunder in connection with the Tranche B Loans and (iii) Carr LP shall not be liable for any Borrowings made by Carr or CarrAmerica LP pursuant to the terms hereof.



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                      (b) Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default other than any Event of Default described in Sections 6.1(f) or (g), the Lead Agent shall not exercise any of its rights and remedies hereunder nor declare the unpaid principal amount of and any and all accrued and unpaid intereon the Loans and any and all accrued fees and other Obligations hereunder to be immediately due and payable, until such time as the Lead Agent shall have delivered a notice to the Banks specifying the Event of Default which has occurred and whether Lead Agent recommends the acceleration of the Obligations due hereunder or the exercise of other remedies hereunder. The Banks shall notify the Lead Agent if they approve or disapprove of the acceleration of the Obligations due hereunder or the exercise of such other remedy recommended by Lead Agent within five (5) Domestic Business Days after receipt of such notice. If any Bank shall not respond within such five (5) Domestic Business Day period, then such Bank shall be deemed to have accepted Lead Agent's recommendation for acceleration of the Obligations due hereunder or the exercise of such other remedy. If the Required Banks shall approve the acceleration of the Obligations due hereunder or the exercise of such other remedy, then Lead Agent shall declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be immediately due and payable or exercise such other remedy approved by the Required Banks. If the Required Banks shall neither approve nor disapprove the acceleration of the Obligations due hereunder or such other remedy recommended by Lead Agent, then Lead Agent may accelerate the Obligations due hereunder or exercise any of its rights and remedies hereunder in its sole discretion. If the Required Banks shall disapprove the acceleration of the Obligations due hereunder or the exercise of such other remedy recommended by Lead Agent, but approve of another remedy, then to the extent permitted hereunder, Lead Agent shall exercise such remedy.

                      SECTION 6.3. Notice of Default. If the Lead Agent shall not already have given any notice to the Borrowers under Section 6.1, the Lead Agent shall give notice to the Borrowers under Section 6.1 promptly upon being requested to do so by the Required Banks and shall thereupon notify all the Banks thereof.

                      SECTION 6.4. Actions in Respect of Letters of Credit. (a) If, at any time and from time to time, any Letter of


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Credit shall have been issued hereunder and an Event of Default shall have occurred and be continuing, then, upon the occurrence and during the continuation thereof, the Lead Agent may, whether in addition to the taking by the Lead Agent of any of the actions described in this Article or otherwise, make a demand upon the Borrowers to, and forthwith upon such demand (but in any event within ten (10) days after such demand), the Borrowers and/or CarrAmerica LP shall, pay to the Lead Agent, on behalf of the Banks, in same day funds at the Lead Agent's office designated in such demand, for deposit in a special cash collateral account (the "Letter of Credit Collateral Account") to be maintained in the name of the Lead Agent (on behalf of the Banks) and under its sole dominion and control at such place as shall be designated by the Lead Agent, an amount equal to the amount of the Letter of Credit Usage under the Letters of Credit. Interest shall accrue on the Letter of Credit Collateral Account at a rate equal to the rate on overnight funds.

                      (b) The Borrowers and CarrAmerica LP hereby pledge, assign and grant to the Lead Agent, as administrative agent for its benefit and the ratable benefit of the Banks a lien on and a security interest in, the following collateral (the "Letter of Credit Collateral"):

                      (i) the Letter of Credit Collateral Account, all cash deposited therein and all certificates and instruments, if any, from time to time representing or evidencing the Letter of Credit Collateral Account;

                      (ii) all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Lead Agent for or on behalf of either Borrower or CarrAmerica LP in substitution for or in respect of any or all of the then existing Letter of Credit Collateral;

                      (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Letter of Credit Collateral; and

                      (iv) to the extent not covered by the above clauses, all proceeds of any or all of the foregoing Letter of Credit Collateral.


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The lien and security interest granted hereby secures the payment of all obligations of the Borrowers and CarrAmerica LP now or hereafter existing hereunder and under any other Loan Document.

                      (c) The Borrowers and CarrAmerica LP hereby authorize the Lead Agent for the ratable benefit of the Banks to apply, from time to time after funds are deposited in the Letter of Credit Collateral Account, funds then held in the Letter of Credit Collateral Account to the payment of any amounts, in such order as the Lead Agent may elect, as shall have become due and payable by the Borrowers and CarrAmerica LP to the Banks in respect of the Letters of Credit.

                      (d) Neither Borrower, CarrAmerica LP nor any Person claiming or acting on behalf of or through either Borrower or CarrAmerica LP shall have any right to withdraw any of the funds held in the Letter of Credit Collateral Account, except as provided in Section 6.4(h) hereof.

                      (e) Each Borrower and CarrAmerica LP agrees that it will not (i) sell or otherwise dispose of any interest in the Letter of Credit Collateral or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Letter of Credit Collateral, except for the security interest created by this Section 6.4.

                      (f) If any Event of Default shall have occurred and be continuing:

                          (i) The Lead Agent may, in its sole discretion, without notice to the Borrowers or CarrAmerica LP except as required by law and at any time from time to time, charge, set off or otherwise apply all or any part of first, (x) amounts previously drawn on any Letter of Credit that have not been reimbursed by the Borrowers or CarrAmerica LP and (y) any Letter of Credit Usage described in clause
         (ii) of the definition thereof that are then due and payable and second, any other unpaid Obligations then due and payable against the Letter of Credit Collateral Account or any part thereof, in such order as the Lead Agent shall elect. The rights of the Lead Agent under this
         Section 6.4 are in addition to any rights and remedies which any Bank may have.

                          (ii) The Lead Agent may also exercise, in its sole discretion, in respect of the Letter of Credit Collateral


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         Account, in addition to the other rights and remedies provided herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at that time.

                      (g) The Lead Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Letter of Credit Collateral if the Letter of Credit Collateral is accorded treatment substantially equal to that which the Lead Agent accords its own property, it being understood that, assuming such treatment, the Lead Agent shall not have any responsibility or liability with respect thereto.

                      (h) At such time as all Events of Default have been cured or waived in writing, all amounts remaining in the Letter of Credit Collateral Account shall be promptly returned to the Borrowers. Absent such cure or written waiver, any surplus of the funds held in the Letter of Credit Collateral Account and remaining after payment in full of all of the Obligations of the Borrowers and CarrAmerica LP hereunder and under any other Loan Document after the Maturity Date shall be paid to the Borrowers or to whomsoever may be lawfully entitled to receive such surplus.


                                   ARTICLE VII

                                 THE LEAD AGENT


                      SECTION 7.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Lead Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Lead Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

                      SECTION 7.2. Lead Agent and Affiliates. Morgan shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Lead Agent, and Morgan and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrowers and/or CarrAmerica LP or any subsidiary or affiliate of the Borrowers or CarrAmerica LP as if it were not the Lead Agent


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hereunder, and the term "Bank" and "Banks" shall include Morgan in its individual capacity.

                      SECTION 7.3. Action by Lead Agent. The obligations of the Lead Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Lead Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

                      SECTION 7.4. Consultation with Experts. The Lead Agent may consult with legal counsel (who may be counsel for the Borrowers or CarrAmerica
LP), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                      SECTION 7.5. Liability of Lead Agent. Neither the Lead Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or, where required by the terms of this Agreement, all of the Banks, or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Lead Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrowers or CarrAmerica LP; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Lead Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. The Lead Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it in good faith to be genuine or to be signed by the proper party or parties.

                      SECTION 7.6. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Lead Agent, its affiliates and their respective directors, officers,



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agents and employees (to the extent not reimbursed by the Borrowers or
CarrAmerica LP) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement, the other Loan Documents or any action taken or omitted by such indemnitees hereunder.

                      SECTION 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Lead Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Lead Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

                      SECTION 7.8. Successor Lead Agent. The Lead Agent may resign at any time by giving notice thereof to the Banks and the Borrowers. Upon any such resignation or the removal of the Lead Agent in accordance with Section 7.11, the Required Banks shall have the right to appoint a successor Lead Agent. If no successor Lead Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Lead Agent gives notice of resignation, then the retiring Lead Agent may, on behalf of the Banks, appoint a successor Lead Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as the Lead Agent hereunder by a successor Lead Agent, such successor Lead Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Lead Agent, and the retiring Lead Agent shall be discharged from its duties and obligations hereunder first accruing or arising after the effective date of such retirement. After any retiring Lead Agent's resignation hereunder as Lead Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Lead Agent.



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                      SECTION 7.9. Lead Agent's Fee. The Borrowers shall pay to
the Lead Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrowers and the Lead Agent.

                      SECTION 7.10. Copies of Notices. Lead Agent shall deliver to each Bank a copy of any notice sent to either Borrower or CarrAmerica LP by Lead Agent in connection with the performance of its duties as Lead Agent hereunder.

                      SECTION 7.11. Removal of Lead Agent. If the Lead Agent shall breach any of its material obligations under this Agreement, then, upon the unanimous consent of all the Banks (other than the Lead Agent), the Lead Agent may be removed as Lead Agent hereunder. Upon any such removal of the Lead Agent in accordance with this Section 7.11, the Required Banks shall have the right to appoint a successor Lead Agent in accordance with Section 7.8.


                                  ARTICLE VIII

                             CHANGE IN CIRCUMSTANCES


                      SECTION 8.1. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Borrowing or Money Market LIBOR Borrowing:

                      (a) the Lead Agent is advised by the Reference Bank that deposits in dollars (in the applicable amounts) are not being offered to the Reference Bank in the relevant market for such Interest Period, or

                      (b) Banks having 50% or more of the aggregate amount of the Commitments advise the Lead Agent that the Adjusted London Interbank Offered Rate as determined by the Lead Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Lead Agent shall forthwith give notice thereof to the Borrowers and the Banks, whereupon until the Lead Agent notifies the Borrowers that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans shall be suspended. Unless the applicable Borrower notifies the Lead Agent at least two Domestic Business Days before the date of


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any Euro-Dollar Borrowing or Money Market LIBOR Borrowing for which a Notice of
Borrowing has previously been given that it elects not to borrow on such date,
(i) if such Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

                      SECTION 8.2. Illegality. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any existing applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans or Money Market LIBOR Loans or to participate in any Letter of Credit issued by the Fronting Bank or, with respect to the Fronting Bank, to issue any Letters of Credit, and such Bank shall so notify the Lead Agent, the Lead Agent shall forthwith give notice thereof to the other Banks and the Borrowers, whereupon until such Bank notifies the Borrowers and the Lead Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans or Money Market LIBOR Loans or to participate in any Letter of Credit issued by the Fronting Bank or, with respect to the Fronting Bank, to issue any Letters of Credit, shall be suspended. With respect to Euro-Dollar Loans or Money Market LIBOR Loans, before giving any notice to the Lead Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans or Money Market LIBOR Loans (as the case may be) to maturity and shall so specify in such notice, the Borrowers and/or CarrAmerica LP shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan


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or Money Market LIBOR Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrowers shall borrow a Base
Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans or Money Market LIBOR Loan of the other Banks), and such Bank shall make such a Base Rate Loan.

                      SECTION 8.3. Increased Cost and Reduced Return.

                      (a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the applicable Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System (but excluding with respect to any Euro-Dollar Loan any such requirement reflected in an applicable Euro-Dollar Reserve Percentage)), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans or Money Market LIBOR Loans, its Note, or its obligation to make Euro-Dollar Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any such Loans, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Lead Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrowers and/or CarrAmerica LP shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.


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                      (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Lead Agent), which demand shall be accompanied by a certificate showing, in reasonable detail, the calculation of such amount or amounts, the Borrowers and/or CarrAmerica LP shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

                      (c) Each Bank will promptly notify the Borrowers and CarrAmerica LP and the Lead Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                      SECTION 8.4. Taxes.

                      (a) Any and all payments by the Borrowers or CarrAmerica LP to or for the account of any Bank or the Lead Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with


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respect thereto, excluding, in the case of each Bank and the Lead Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Lead Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (and, if different from the jurisdiction of such Bank's Applicable Lending Office, the jurisdiction of the domicile of its Loans either established by the Bank pursuant to Section 9.12 or determined by the applicable taxing authorities)(all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrowers and/or CarrAmerica LP shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit or participation therein to any Bank or the Lead Agent,
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.4) such Bank, the Fronting Bank or the Lead Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers or CarrAmerica LP shall make such deductions, (iii) the Borrowers or CarrAmerica LP shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrowers or CarrAmerica LP shall furnish to the Lead Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof.

                      (b) In addition, the Borrowers and CarrAmerica LP agree to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or Letter of Credit or participation therein or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note or Letter of Credit or participation therein (hereinafter referred to as "Other Taxes").

                      (c) The Borrowers and CarrAmerica LP agree to indemnify each Bank, the Fronting Bank and the Lead Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by


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any jurisdiction on amounts payable under this Section 8.4) paid by such Bank, the Fronting Bank or the Lead Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 15 days from the date such Bank, the Fronting Bank or the Lead Agent (as the case may be) makes demand therefor.

                      (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrowers or CarrAmerica LP (but only so long as such Bank remains lawfully able to do so), shall provide the Borrowers or CarrAmerica LP with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first became a party to this Agreement or at any time thereafter (other than solely by reason of a change in United States law or a change in the terms of any treaty to which the United States is a party after the date hereof) indicates a United States interest withholding tax rate in excess of zero (or would have indicated such a withholding tax rate if such form had been submitted and completed accurately and completely and either was not submitted or was not completed accurately and completely), or if a Bank otherwise is subject to United States interest withholding tax at a rate in excess of zero at any time for any reason (other than solely by reason of a change in United States law or regulation or a change in any treaty to which the United States is a party after the date hereof), withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.4(a). In addition, any amount that otherwise would be considered "Taxes" or "Other Taxes" for purposes of this Section 8.4 shall be excluded therefrom if the Bank either has transferred the domicile of its Loans pursuant to Section 9.12 or changed the Applicable Lending Office with respect to such


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Loans and such amount would not have been incurred had such transfer or change not been made.

                      (e) For any period with respect to which a Bank has failed to provide the Borrowers or CarrAmerica LP with the appropriate form pursuant to
Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers and CarrAmerica LP shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

                      (f) If the Borrowers or CarrAmerica LP are required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.4, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

                      SECTION 8.5. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Sections 8.1 or 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4 with respect to its Euro-Dollar Loans and the Borrowers shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Lead Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrowers that the circumstances giving rise to such suspension or demand for compensation no longer exist:

                      (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

                      (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be


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applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate
Loans instead.


                                   ARTICLE IX

                                  MISCELLANEOUS


                      SECTION 9.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrowers, CarrAmerica LP or the Lead Agent, at its address or telecopy number set forth on the signature pages hereof, together with copies thereof, in the case of the Borrowers or CarrAmerica LP, to Hogan & Hartson L.L.P., 555 13th Street, N.W., Washington, D.C. 20004, Attention: J. Warren Gorrell, Jr., Esq., Telephone: (202) 637-5600, Telecopy: (202) 637-5910, and in the case of the Lead Agent, to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention: Martha Feltenstein, Esq.,
Telephone: (212) 735-2272, Telecopy: (212) 735-2000, (y) in the case of any Bank, at its address or telecopy number set forth on the signature pages hereof or in its Administrative Questionnaire or (z) in the case of any party, such other address or telecopy number as such party may hereafter specify for the purpose by notice to the Lead Agent, the Banks, the Borrowers and CarrAmerica LP. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Lead Agent under Article II or Article VIII shall not be effective until received.

                      SECTION 9.2. No Waivers. No failure or delay by the Lead Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The


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rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                      SECTION 9.3. Expenses; Indemnification.

                      (a) The Borrowers and CarrAmerica LP shall pay (i) all reasonable out-of-pocket expenses of the Lead Agent (including, without limitation, reasonable fees and disbursements of special counsel Skadden, Arps, Slate, Meagher & Flom, local counsel for the Lead Agent, and travel, environmental and engineering expenses), in connection with the preparation and administration of this Agreement, the Loan Documents and the documents and instruments referred to therein, the syndication of the Loans, any waiver or consent hereunder or any amendment or modification hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Lead Agent and each Bank, including, without limitation, reasonable fees and disbursements of counsel for the Lead Agent, in connection with the enforcement of the Loan Documents and the instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

                      (b) The Borrowers and CarrAmerica LP agree to indemnify the Lead Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document, (ii) any violation by the Borrowers, CarrAmerica LP or the Environmental Affiliates of any applicable Environmental Law, (iii) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrowers, CarrAmerica LP or any of the Environmental Affiliates, including, without limitation, all on-site and off-site


                                       101

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activities involving Materials of Environmental Concern, (iv) the breach of any environmental representation or warranty set forth herein, (v) the grant to the Lead Agent and the Banks of any Lien in any property or assets of the Borrowers or CarrAmerica LP or any stock or other equity interest in the Borrowers or CarrAmerica LP, and (vi) the exercise by the Lead Agent and the Banks of their rights and remedies (including, without limitation, foreclosure) under any agreements creating any such Lien (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of (i) the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction and (ii) any investigative, administrative or judicial proceeding imposed or asserted against any Indemnitee by any bank regulatory agency or by any equity holder of such Indemnitee). Carr and CarrAmerica LP shall be jointly and severally liable for all Obligations arising hereunder in connection with the Tranche A Loans and Carr and Carr LP shall be jointly and severally liable for all Obligations arising hereunder in connection with the Tranche B Loans. Notwithstanding the foregoing, Carr LP shall not be liable for any Borrowings made by Carr pursuant to the terms hereof. The Borrowers' and CarrAmerica LP's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

                      (c) The Borrowers and CarrAmerica LP shall pay, and hold the Lead Agent and each of the Banks harmless from and against, any and all present and future U.S. stamp, recording, transfer and other similar foreclosure related taxes with respect to the foregoing matters and hold the Lead Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes.

                      SECTION 9.4. Sharing of Set-Offs. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrowers, CarrAmerica LP or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all


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deposits (general or special, time or demand, provisional or final), other than deposits held for the benefit of third parties, and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrowers or CarrAmerica LP against and on account of the Obligations of the Borrowers or CarrAmerica LP then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Bank. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it or Letter of Credit participated in by it, or, in the case of the Fronting Bank, Letter of Credit issued by it, which is greater than the proportion received by any other Bank or Letter of Credit issued or participated in by such other Bank, in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks or Letter of Credit issued or participated in by such other Bank, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks or Letter of Credit issued or participated in by such other Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrowers or CarrAmerica LP other than their indebtedness under the Notes or the Letters of Credit. The Borrowers and CarrAmerica LP agree, to the fullest extent they may effectively do so under applicable law, that any holder of a participation in a Note or Letter of Credit, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrowers or CarrAmerica LP in the amount of such participation. Notwithstanding the foregoing, any Bank shall not exercise any right of set-off or counterclaim or any similar right it may have against any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever


                                       103

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located) to or for the credit or the account of Carr LP against and on account of any Obligations of Carr (whether or not then due and payable) or to apply the amount subject to such exercise to the payment of indebtedness or other Obligations of Carr.

                      SECTION 9.5. Amendments and Waivers. Any provision of this Agreement, the Notes, the Letters of Credit or other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers and the Required Banks (and, if the rights or duties of the Lead Agent are affected thereby, by the Lead Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees specified herein, including, without limitation, the waiver of any Default or Event of Default in the payment of interest, principal or fees hereunder if such waiver would result in a permanent reduction in the amount or change in the timing of the payment of interest, principal or fees payable hereunder by Borrowers or CarrAmerica LP, unless the Borrowers or CarrAmerica LP have cured such Default or Event of Default and paid all amounts, including any default interest, due hereunder at the time a request for consent is made by Lead Agent to the Banks to the waiver of any Default or Event of Default in the payment of interest, principal or fees hereunder, in which event only the consent of the Required Banks to the waiver of such Default or Event of Default shall be required, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment,
(iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, or (v) amend the provisions of this Section 9.5. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Designating Lender on behalf of its Designated Lender affected thereby, (a) subject such Designated Lender to any additional obligations, (b) reduce the principal of, interest on, or other amounts due with respect to, the Designated Lender Note made payable to such Designated Lender, or (c) postpone any date fixed for any payment of principal of, or


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interest on, or other amounts due with respect to the Designated Lender Note made payable to the Designated Lender.

                      SECTION 9.6. Successors and Assigns.

                      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign or otherwise transfer any of their rights under this Agreement or the other Loan Documents without the prior written consent of all Banks.

                      (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrowers, CarrAmerica LP and the Lead Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrowers, CarrAmerica LP and the Lead Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrowers and CarrAmerica LP hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii) or (iv) of Section
9.5 without the consent of the Participant. The Borrowers and CarrAmerica LP agree that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

                      (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume such rights and obli-



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gations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit C attached hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Lead Agent and, provided no Event of Default shall have occurred and be continuing, the Borrowers, which consent shall not be unreasonably withheld or delayed. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor
Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Lead Agent, the Borrowers and CarrAmerica LP, if applicable, shall make appropriate arrangements so that, if required, a new Note or Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Lead Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrowers and the Lead Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

                      (d) Any Bank (each, a "Designating Lender") may at any time designate one Designated Lender to fund Money Market Loans on behalf of such Designating Lender subject to the terms of this Section 9.6(d) and the provisions in Section 9.6(b) and (c) shall not apply to such designation. No Bank may designate more than one (1) Designated Lender at a time. The parties to each such designation shall execute and deliver to the Lead Agent for its acceptance a Designation Agreement in the form of Exhibit G hereto. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Lead Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrowers and CarrAmerica LP, whereupon, (i) the Borrower shall execute and deliver to the Designating Bank a Designated Lender Note payable to the order of the Designated Lender, (ii) from and after the effective date


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



specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right (subject to the provisions of Section 2.3(d)) to make Money Market Loans on behalf of its Designating Lender pursuant to Section 2.3 after the Borrower has accepted a Money Market Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, the Co-Agents and the Banks for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 7.6 hereof and any sums otherwise payable to the Borrower by the Designated Lender. Each Designating Lender shall serve as the administrative agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender: (i) receive any and all payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as administrative agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding upon the Designated Lender to the same extent as if signed by the Designated Lender on its own behalf. The Borrower, the Lead Agent, the Co-Agents and the Banks may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender or otherwise in accordance with the provisions of Section 9.6
(b) and (c).

                      (e) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note and the Letters of Credit participated in by such Bank (as a Fronting Bank) or, in the case of the Fronting Bank, issued by it, to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

                      (f) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrowers' prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                      SECTION 9.7. Governing Law; Submission to Jurisdiction.

                      (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF
LAW).

                      (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Borrower and CarrAmerica LP hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Each Borrower and CarrAmerica LP irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to the applicable Borrower or CarrAmerica LP at its address set forth below. Each Borrower and CarrAmerica LP hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the afore said actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court


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



has been brought in an inconvenient forum. Nothing herein shall affect the right of the Lead Agent, any Bank or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers or CarrAmerica LP in any other jurisdiction.

                      Section 9.8. Marshalling; Recapture. Neither the Lead Agent nor any Bank shall be under any obligation to marshall any assets in favor of the Borrowers, CarrAmerica LP or any other party or against or in payment of any or all of the Obligations. To the extent any Bank receives any payment by or on behalf of the Borrowers or CarrAmerica LP, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to either Borrower or CarrAmerica LP or its estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrowers and CarrAmerica LP to such Bank as of the date such initial payment, reduction or satisfaction occurred.

                      SECTION 9.9. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Lead Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Lead Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

                      SECTION 9.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, CARRAMERICA LP, THE LEAD AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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




                      SECTION 9.11. Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder.

                      SECTION 9.12. Domicile of Loans. Subject to the provisions of Article VIII, each Bank may transfer and carry its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Bank.

                      SECTION 9.13. Limitation of Liability. (a) No claim may be made by the Borrowers, CarrAmerica LP or any other Person against the Lead Agent or any Bank or the affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and each Borrower and CarrAmerica LP hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                      (b) The Lead Agent or any Bank may look to all the assets of the Borrowers and CarrAmerica LP in seeking to enforce the Borrowers' and CarrAmerica LP's liability and obligations hereunder, and the lien of any judgment against the Borrowers and CarrAmerica LP and any proceeding instituted on, under or in connection with any Note or any of the other Loan Documents shall extend to all property now or hereafter owned by the Borrowers and CarrAmerica LP, except as set forth in Sections 6.2 and 9.3.

                      SECTION 9.14. Confidentiality.

                      Prior to the occurrence and continuance of an Event of Default and except in connection with the sale or assignment or potential sale or assignment of any Bank's Commitment or portion of its Commitment pursuant to
Section 9.6, each Bank agrees that it will use reasonable efforts, consistent with its customary policies for maintaining information as confidential, not to disclose without the prior consent of the Borrowers (other than to its subsidiaries, directors, agents, employees, auditors, counsel or other professional consultants, provided that each such recipient shall either agree to be bound by the terms of


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this Section 9.14 or is otherwise bound to keep such information confidential on a similar basis pursuant to professional ethical obligations) any information with respect to the Borrowers, CarrAmerica LP, any Subsidiary thereof or any of their assets or properties which is furnished pursuant to this Agreement or any Loan Documents and which is designated as confidential, provided that any Bank may disclose any such information (a) that has become generally available to the public (other than as a consequence of any Bank's breach of this Section 9.14),
(b) as may be required or appropriate in any report, statement or testimony submitted to any local, state or federal regulatory body having or claiming to have jurisdiction over such Bank, any nationally recognized rating agency or similar organization, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, or (d) in order to comply with any applicable law, order, regulation or ruling; provided, further that in the case of the foregoing clauses (b), (c) and (d), such Bank shall use reasonable efforts to give Carr prior notice of any such disclosure.

                      SECTION 9.15. Co-Agents. Bank of America National Trust and Savings Association (successor by merger to Bank of America Illinois), Commerzbank Aktiengesellschaft, New York Branch, Nationsbank, N.A. and Wells Fargo Realty Advisors Funding Incorporated, each as Bank and as Co-Agent for the Banks hereunder (collectively, the "Co-Agents") shall have no other rights, obligations and liabilities under this Agreement except as any other Bank hereunder. Each Bank shall, ratably in accordance with its Commitment, indemnify the Co-Agents, their affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrowers or CarrAmerica LP) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur but solely in connection with any such claim that may result pursuant to the Co-Agents acting as Co-Agents under this Agreement.

                      SECTION 9.16. No Bankruptcy Proceedings. Each of the Borrower, the Banks, the Lead Agent, and the Co-Agents hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (ii) the Maturity Date.

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






                      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                         CARRAMERICA REALTY CORPORATION


                         By:
                            ---------------------------------
                             Name:
                             Title:

                                    1700 Pennsylvania Avenue, N.W.
                                    Washington, D.C. 20006
                                    Telecopy number: (202)638-0102



                         CARR REALTY, L.P.

                         By: CarrAmerica Realty
                             Corporation, General Partner


                         By:
                             -------------------------------
                              Name:
                              Title:

                                    1700 Pennsylvania Avenue, N.W.
                                    Washington, D.C. 20006
                                    Telecopy number: (202)638-0102


                         CARRAMERICA REALTY, L.P.

                                            By:      CarrAmerica Realty GP
                                                     Holdings, Inc.,
                                                     General Partner


                         By:
                             ---------------------------------
                             Name:
                             Title:

                                    1700 Pennsylvania Avenue, N.W.
                                    Washington, D.C. 20006
                                    Telecopy number: (202)638-0102

Commitments

$50,000,000              MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK


                         By:
                              -----------------------------
                              Name:
                              Title:

$45,000,000                  BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION


                             By:
                                   -----------------------------
                                   Name:
                                   Title:


$45,000,000                  COMMERZBANK AKTIENGESELLSCHAFT,
                                NEW YORK BRANCH


                             By:
                                   -----------------------------
                                   Name:
                                   Title:


                             By:
                                   -----------------------------
                                   Name:
                                   Title:


$45,000,000                  NATIONSBANK, N.A.


                             By:
                                   -----------------------------
                                   Name:
                                   Title:


$45,000,000                  WELLS FARGO BANK, NATIONAL ASSOCIATION


                             By:
                                   -----------------------------
                                   Name:
                                   Title:


$37,500,000                  BAYERISCHE HYPOTHEKEN -UND WECHSEL-
                               BANK AKTIENGESELLSCHAFT, NEW YORK BRANCH


                             By:
                                   -----------------------------
                                   Name:
                                   Title:


                             By:
                                   -----------------------------
                                   Name:
                                   Title:

$37,500,000                PNC BANK, NATIONAL ASSOCIATION


                                   By:
                                      ---------------------------
                                      Name:
                                      Title:


$30,000,000                WACHOVIA BANK, N.A.


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


$25,000,000                BANK ONE, ARIZONA, NA


                                   By:
                                      -----------------------------
                                       Name:
                                       Title:


$25,000,000                CORESTATES BANK, N.A.


                                   By:
                                        -----------------------------
                                         Name:
                                         Title:


$25,000,000                THE SAKURA BANK, LIMITED
                            NEW YORK BRANCH


                                   By:
                                       -----------------------------
                                       Name:
                                       Title:


$25,000,000                SOCIETE GENERALE, A FRENCH BANKING
                             CORPORATION, ACTING THROUGH ITS
                             SOUTHWEST AGENCY


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:

$15,000,000                KREDIETBANK N.V.


                                         By:
                                            -----------------------------
                                            Name:
                                            Title:


                                         By:
                                            ------------------------------
                                            Name:
                                            Title:

Total Commitments

$450,000,000



                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION, as Co-Agent


                         By:
                             -------------------------------
                             Name:
                             Title:


                         Bank of America National Trust
                             and Savings Association
                             Commercial Real Estate
                                 Services Group
                            231 South LaSalle Street
                             Chicago, Illinois 60697
                            Attention: Megan McBride
                                 Telecopy: (312)974-4970


                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK, as Lead Agent


                         By:
                             --------------------------------
                             Name:  Timothy O'Donovan
                             Title: Vice President

                          c/o J.P. Morgan Services Inc.
                           500 Stanton Christiana Road
                              Newark, DE 19713-2107
                           Attention: Nancy K. Dunbar
                            Telecopy: (302) 634-4222

                           Domestic and Euro-Currency
                                 Lending Office:
                          c/o J.P. Morgan Services Inc.
                           500 Stanton Christiana Road
                             Newark, DE 19713-2107-
                           Attention: Kevin M. McCann
                          Telecopy: (302) 634-1852/1872


                         COMMERZBANK AKTIENGESELLSCHAFT,
                          NEW YORK BRANCH, as Co-Agent


                         By:
                              --------------------------------
                              Name:
                              Title:


                         By:
                             ---------------------------------
                               Name:
                               Title:


                         NATIONSBANK, N.A., as Co-Agent


                         By:
                             -------------------------------
                             Name:
                             Title:


                         WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Agent


                         By:
                            -------------------------------
                            Name:
                            Title:

EXHIBIT A-1

TRANCHE A NOTE


                                                             New York, New York
                                                                         , 1997


                  For value received, CarrAmerica Realty Corporation, a Maryland corporation (the "Borrower") and CarrAmerica Realty L.P., a Delaware limited partnership ("CarrAmerica LP"), jointly and severally promise to pay to the order of (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower or CarrAmerica LP pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower and CarrAmerica LP jointly and severally promise to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

                  All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower and CarrAmerica LP hereunder or under the Credit Agreement.

                  This Note is one of the Tranche A Notes referred to in the Second Amended and Restated Revolving Credit Agreement, dated as of September 15, 1997, among the Borrower, CarrAmerica LP, Carr Realty, L.P., the Banks parties thereto, Morgan Guaranty Trust Company of New York, as Lead Agent, Bank of America National Trust and Savings Association, Commerzbank Aktiengesellschaft, New York Branch, Nationsbank, N.A., and Wells Fargo Bank, National Association, each as Bank and as Co-Agent for the Banks (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                         CARRAMERICA REALTY CORPORATION


                            By:
                               ----------------------------------
                                Name:
                                Title:

                             CARRAMERICA REALTY L.P.


                            By:
                               ----------------------------------
                                Name:
                                Title:

                 LOANS AND PAYMENTS OF PRINCIPAL


---------------------------------------------------------------

                              Amount of
        Amount of   Type of   Principal   Maturity   Notation
Date      Loan       Loan      Repaid       Date     Made By
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

                                   EXHIBIT A-2

                                 TRANCHE B NOTE


                                                             New York, New York
                                                                         , 1997


                  For value received, Carr Realty, L.P., a Delaware limited partnership (the "Borrower") and CarrAmerica Realty Corporation, a Maryland corporation ("Carr"), jointly and severally promise to pay to the order of (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower or Carr pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower and Carr jointly and severally promise to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

                  All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower and Carr hereunder or under the Credit Agreement.

                  This Note is one of the Tranche B Notes referred to in the Second Amended and Restated Revolving Credit Agreement, dated as of September 15, 1997, among the Borrower, Carr, CarrAmerica Realty, L.P., the Banks parties thereto, Morgan Guaranty Trust Company of New York, as Lead Agent, Bank of America National Trust and Savings Association, Commerzbank Aktiengesellschaft, New York Branch, Nationsbank, N.A., and Wells Fargo Bank, National Association, each as Bank and as Co-Agent for the Banks (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                CARR REALTY, L.P.


                                By:
                                   --------------------------
                                   Name:
                                   Title:


                         CARRAMERICA REALTY CORPORATION


                                By:
                                   -------------------------
                                   Name:
                                   Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


---------------------------------------------------------------

                              Amount of
        Amount of   Type of   Principal   Maturity   Notation
Date      Loan       Loan      Repaid       Date     Made By
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

                                   EXHIBIT A-3


                        TRANCHE A DESIGNATED LENDER NOTE



                                                              New York, New York
                                                                          , 1997


                  For value received, CarrAmerica Realty Corporation, a Maryland corporation (the "Borrower") and CarrAmerica Realty L.P., a Delaware limited partnership ("CarrAmerica LP"), jointly and severally promise to pay to the order of (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower or CarrAmerica LP pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower and CarrAmerica LP jointly and severally promise to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

                  All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower and CarrAmerica LP hereunder or under the Credit Agreement.

                  This Note is one of the Designated Lender Notes referred to in, and is delivered pursuant to and subject to all of the terms of, the Second Amended and Restated Revolving Credit Agreement dated as of September 15, 1997 among the Borrower, Carr, CarrAmerica LP, Carr Realty L.P., the Banks parties thereto, Morgan Guaranty Trust Company of New York, as Lead Agent, Bank of America National Trust and Savings Association, Commerzbank Aktiengesellschaft, New York Branch, Nationsbank, N.A., and Wells Fargo Bank, National Association, each as Bank and as Co-Agent for the Banks (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                         CARRAMERICA REALTY CORPORATION


                            By:
                                -----------------------------
                                Name:
                                Title:

                             CARRAMERICA REALTY L.P.


                            By:
                                -----------------------------
                                Name:
                                Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


---------------------------------------------------------------

                              Amount of
        Amount of   Type of   Principal   Maturity   Notation
Date      Loan       Loan      Repaid       Date     Made By
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

                                   EXHIBIT A-4

                        TRANCHE B DESIGNATED LENDER NOTE



                                                             New York, New York
                                                                         , 1997


                  For value received, Carr Realty, L.P., a Delaware limited partnership (the "Borrower") and CarrAmerica Realty Corporation, a Maryland corporation ("Carr"), jointly and severally promise to pay to the order of (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower or Carr pursuant to the Credit Agreement referred to below on the Maturity Date. The Borrower and Carr jointly and severally promise to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

                  All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower and Carr hereunder or under the Credit Agreement.

                  This Note is one of the Designated Lender Notes referred to in, and is delivered pursuant to and subject to all of the terms of, the Second Amended and Restated Revolving Credit Agreement dated as of September 15, 1997 among the Borrower, Carr, CarrAmerica Realty, L.P., the Banks parties thereto, Morgan Guaranty Trust Company of New York, as Lead Agent, Bank of America National Trust and Savings Association, Commerzbank Aktiengesellschaft, New York Branch, Nationsbank, N.A., and Wells Fargo Bank, National Association, each as Bank and as Co- Agent for the Banks (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                CARR REALTY, L.P.


                                By:
                                   -----------------------------
                                   Name:
                                   Title:


                                CARRAMERICA REALTY CORPORATION


                                  By:
                                     ----------------------------
                                     Name:
                                     Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


---------------------------------------------------------------

                              Amount of
        Amount of   Type of   Principal   Maturity   Notation
Date      Loan       Loan      Repaid       Date     Made By
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

                                TABLE OF CONTENTS

ARTICLE I
                                                    DEFINITIONS.............  2
         SECTION 1.1.  Definitions..........................................  2
         SECTION 1.2.  Accounting Terms and Determinations.................. 30
         SECTION 1.3.  Types of Borrowings.................................. 30

ARTICLE II

                                                    THE CREDITS............. 31
         SECTION 2.1.  Commitments to Lend.................................. 31
         SECTION 2.2.  Notice of Committed Borrowing........................ 32
         SECTION 2.3.  Money Market Borrowings.............................. 34
         SECTION 2.4.  Notice to Banks; Funding of Loans.................... 40
         SECTION 2.5.  Notes................................................ 41
         SECTION 2.6.  Maturity of Loans.................................... 42
         SECTION 2.7.  Interest Rates....................................... 42
         SECTION 2.8.  Fees................................................. 45
         SECTION 2.9.  Mandatory Termination................................ 46
         SECTION 2.10.  Mandatory Prepayment................................ 46
         SECTION 2.11.  Optional Prepayments................................ 48
         SECTION 2.12.  General Provisions as to Payments................... 50
         SECTION 2.13.  Funding Losses...................................... 51
         SECTION 2.14.  Computation of Interest and Fees.................... 52
         SECTION 2.15.  Method of Electing Interest Rates................... 52
         SECTION 2.16.  Letters of Credit................................... 54
         SECTION 2.17.  Letter of Credit Usage Absolute..................... 57

ARTICLE III

                                                    CONDITIONS.............. 58
         SECTION 3.1.  Closing.............................................. 58
         SECTION 3.2.  Borrowings........................................... 61
         SECTION 3.3   New Acquisitions..................................... 62

ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES.... 62
         SECTION 4.1.  Existence and Power of Carr.......................... 63
         SECTION 4.2.  Existence and Power of Carr LP and CarrAmerica LP.... 63
         SECTION 4.3.  Power and Authority of Carr.......................... 63
         SECTION 4.4.  Power and Authority of Carr LP....................... 63
         SECTION 4.5.  No Violation......................................... 64
         SECTION 4.6.  Financial Information................................ 64
         SECTION 4.7.  Litigation........................................... 65
         SECTION 4.8.  Compliance with ERISA................................ 65
         SECTION 4.9.  Environmental Matters................................ 66
         SECTION 4.10. Taxes................................................ 66
         SECTION 4.11. Full Disclosure...................................... 67
         SECTION 4.12. Solvency......................... ................... 67
         SECTION 4.13. Use of Proceeds; Margin Regulations.. ............... 67

         SECTION 4.14.  Governmental Approvals.............................. 67
         SECTION 4.15.  Investment Company Act; Public Utility
                          Holding Company Act............................... 68
         SECTION 4.16.  Closing Date Transactions........................... 68
         SECTION 4.17.  Representations and Warranties in Loan
                          Documents......................................... 68
         SECTION 4.18.  Patents, Trademarks, etc............................ 68
         SECTION 4.19.  No Default.......................................... 69
         SECTION 4.20.  Licenses, etc....................................... 69
         SECTION 4.21.  Compliance With Law................................. 69
         SECTION 4.22.  No Burdensome Restrictions.......................... 69
         SECTION 4.23.  Brokers' Fees....................................... 69
         SECTION 4.24.  Labor Matters....................................... 70
         SECTION 4.25.  Organizational Documents............................ 70
         SECTION 4.26.  Principal Offices................................... 70
         SECTION 4.27.  REIT Status......................................... 70
         SECTION 4.28.  Ownership of Property............................... 70
         SECTION 4.29.  Insurance........................................... 71


ARTICLE V

                                    AFFIRMATIVE AND NEGATIVE COVENANTS.......71
         SECTION 5.1.  Information.......................................... 71
         SECTION 5.2.  Payment of Obligations............................... 75
         SECTION 5.3.  Maintenance of Property.............................. 76
         SECTION 5.4.  Conduct of Business.................................. 76
         SECTION 5.5.  Compliance with Laws................................. 76
         SECTION 5.6.  Inspection of Property, Books and Records............ 76
         SECTION 5.7.  Existence............................................ 77
         SECTION 5     Financial Covenants.................................. 77
         SECTION 5.9.  Restriction on Fundamental Changes................... 79
         SECTION 5.10. Changes in Business.................................. 79
         SECTION 5.11. Fiscal Year; Fiscal Quarter.......................... 79
         SECTION 5.12. Margin Stock......................................... 80
         SECTION 5.13. Sale of Unencumbered Asset Pool Properties........... 80
         SECTION 5.14. Liens................................................ 80
         SECTION 5.15  Use of Proceeds...................................... 80
         SECTION 5.16  Development Activities............................... 81
         SECTION 5.17  Restrictions on Secured Debt......................... 81
         SECTION 5.18. Carr's Status........................................ 81
         SECTION 5.19  Certain Requirements for the Unencumbered
                         Asset Pool Properties.............................. 81
         SECTION 5.20  Hedging Requirements................................. 82
         SECTION 5.21. Transfer of Real Property Assets..................... 82
         SECTION 5.22. CarrAmerica Realty GP Holdings, Inc.................. 82


ARTICLE VI

                                           DEFAULTS......................... 82
         SECTION 6.1.  Events of Default.................................... 82
         SECTION 6.2.  Rights and Remedies.................................. 86
         SECTION 6.3.  Notice of Default.................................... 87
         SECTION 6.4.  Actions in Respect of Letters of Credit.............. 87

ARTICLE VII

                                           THE LEAD AGENT................... 90
         SECTION 7.1.  Appointment and Authorization........................ 90
         SECTION 7.2.  Lead Agent and Affiliates............................ 90
         SECTION 7.3.  Action by Lead Agent................................. 91
         SECTION 7.4.  Consultation with Experts............................ 91
         SECTION 7.5.  Liability of Lead Agent.............................. 91
         SECTION 7.6.  Indemnification...................................... 91
         SECTION 7.7.  Credit Decision...................................... 92
         SECTION 7.8.  Successor Lead Agent................................. 92
         SECTION 7.9.  Lead Agent's Fee..................................... 93
         SECTION 7.10. Copies of Notices.................................... 93
         SECTION 7.11. Removal of Lead Agent................................ 93

ARTICLE VIII

                                           CHANGE IN CIRCUMSTANCES.......... 93
         SECTION 8.1.  Basis for Determining Interest Rate Inadequate
                         or Unfair.......................................... 93
         SECTION 8.2.  Illegality........................................... 94
         SECTION 8.3.  Increased Cost and Reduced Return.................... 95
         SECTION 8.4.  Taxes................................................ 96
         SECTION 8.5.  Base Rate Loans Substituted for Affected
                         Euro-Dollar Loans.................................. 99

ARTICLE IX

                                           MISCELLANEOUS................... 100
         SECTION 9.1.  Notices............................................. 100
         SECTION 9.2.  No Waivers.......................................... 100
         SECTION 9.3.  Expenses; Indemnification........................... 101
         SECTION 9.4.  Sharing of Set-Offs................................. 102
         SECTION 9.5.  Amendments and Waivers.............................. 104
         SECTION 9.6.  Successors and Assigns.............................. 105
         SECTION 9.7.  Governing Law; Submission to Jurisdiction .......... 108
         Section 9.8.  Marshalling; Recapture.............................. 109
         SECTION 9.9.  Counterparts; Integration; Effectiveness............ 109
         SECTION 9.10. WAIVER OF JURY TRIAL................................ 109
         SECTION 9.11. Survival............................................ 110
         SECTION 9.12. Domicile of Loans................................... 110
         SECTION 9.13. Limitation of Liability............................. 110
         SECTION 9.14. Confidentiality..................................... 110
         SECTION 9.15. Co-Agents........................................... 111
         SECTION 9.16. No Bankruptcy Proceedings........................... 111

Exhibit A-1   Form of Tranche A Note
Exhibit A-2   Form of Tranche B Note
Exhibit A-3   Form of Tranche A Designated Lender Note
Exhibit A-4   Form of Tranche B Designated Lender Note